UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04209

MONY Series Fund, Inc.

1740 Broadway

New York, NY 10019

(Address of Principal Executive Offices)

MONY Life Insurance Company

1740 Broadway

New York, NY 10019

(Name and Address of Agent for Service)

Registrant’s telephone number including area code: (800) 487-6669

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Item 1.    Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MONY SERIES FUND, INC.

Equity Income Portfolio

Boston Advisors, Inc.

Boston, Massachusetts

Investment Management

MONY Life Insurance Company of America is the registered investment adviser for MONY Series Fund, Inc.

Boston Advisors, Inc. (“Boston Advisors”) is subadviser to the Equity Income Portfolio. MONY Capital manages approximately $4.1 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The objective of the Equity Income Portfolio is capital appreciation combined with a high level of current income.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the year ended December 31, 2003, the Portfolio returned 27.72%. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned 28.69%.

Average Annual Total Returns — Periods ending December 31, 2003
	One Year	Five Year	Ten Year

MONY Series Fund, Inc. Equity Income Portfolio	27.72%	2.03%	10.14%

S&P 500 Index*	28.69%	-0.57%	11.06%

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

1

How would you describe the investment environment during the period?

The investment environment during the year was dynamic. Investors, scarred by negative market returns during the previous three years, were fairly pessimistic in 2003. This was especially true during the first quarter, as stock prices declined because of worries over hostilities with Iraq and concerns about the economy. During the second quarter, however, stocks began recovering as war fears receded and evidence mounted that business conditions and profits were improving. However, investor doubts as to the sustainability of the expansion lingered well into the second half of the year, despite some of the best economic growth since the early 1980s. With this robust growth came stronger than expected corporate profits, which along with very low interest rates, enabled stocks to turn in one of their best performances in years. In sum, stock returns in 2003 proved far better than expected and were driven by strong profit growth and low interest rates, both by-products, generally, of stimulative fiscal and monetary policy.

A major change in the investment environment for investors was the passage of the Tax Reform Act last year. Specifically, the Act reduced tax rates on qualified dividends to 15%, equalizing the tax on dividends and capital gains. Corporations responded quickly to this change by initiating or increasing dividends.

What strategies affected Portfolio performance during this period?

Boston Advisors’ strategy of investing only in companies with dividend yields higher than that of the S&P 500 Index and selling them when their dividend yield drops below that of the Index was the most significant factor affecting performance during the year. As mentioned previously, shares of companies with below market yields dramatically outperformed those of companies with above market yields. For example, non-dividend paying stocks in the S&P 500 Index increased nearly 57% during 2003, nearly twice the return of the Index.

What changes were made to the Portfolio over this period?

During the year, Boston Advisors reduced the Portfolio’s weighting in pharmaceutical and consumer staple stocks. Both are defensive sectors and lagged their more economically sensitive counterparts as the recovery gained momentum. Also during the year, Boston Advisors increased the Portfolio’s exposure to the consumer discretionary, auto and auto parts, and basic materials sectors. Against the backdrop of an improving economy, companies in these sectors are experiencing positive operating leverage as a result of having significantly reduced their breakeven levels through cost cutting and efficiency gains. Finally, Boston Advisors increased the Portfolio’s exposure to utilities and financial stocks, finding their inexpensive valuations and relatively high dividends attractive.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

2

MONY SERIES FUND, INC.

Equity Income Portfolio

Portfolio of Investments

December 31, 2003

Domestic Common Stocks — 88.26%	Number of Shares	Value

Aerospace — 1.10%
Goodrich Corporation	4,200	$124,698

Automotive — 5.99%
Autoliv Inc.	4,400	165,660
Cummins Inc.	1,200	58,728
Ford Motor Company	9,500	152,000
General Motors Corporation	3,250	173,550
Johnson Controls Inc.	1,100	127,732

		677,670

Banking — 9.84%
Bank One Corporation	2,500	113,975
First Tennessee National Corporation	2,700	119,070
Independence Community Bank Corporation	2,600	93,522
J. P. Morgan Chase & Company	5,000	183,650
Popular Inc.	3,350	150,549
SouthTrust Corporation	1,800	58,914
U.S. Bancorp	7,100	211,438
Wells Fargo & Company	1,000	58,890
Zions Bancorporation	2,000	122,660

		1,112,668

Building & Construction — 1.64%
Vulcan Materials Company	3,900	185,523

Chemicals — 2.46%
Monsanto Company	6,300	181,314
RPM International Inc.	5,900	97,114

		278,428

Computer Services — 1.45%
Electronic Data Systems Corporation	6,700	164,418

Consumer Products — 2.38%
Briggs & Stratton Corporation	2,500	168,500
Colgate-Palmolive Company	1,000	50,050
Procter & Gamble Company	500	49,940

		268,490

Crude & Petroleum — 0.76%
ChevronTexaco Corporation	1,000	86,390

Electrical Equipment — 0.91%
General Electric Company	3,300	102,234

Electronics — 2.95%
PerkinElmer Inc.	11,000	187,770
Rockwell Automation Inc.	4,100	145,960

		333,730

Energy — 5.23%
Energen Corporation	4,100	168,223
Entergy Corporation	2,800	159,964
Exelon Corporation	1,600	106,176
TXU Corporation	6,600	156,552

		590,915

Entertainment & Leisure — 1.10%
Harrah’s Entertainment Inc.	2,500	124,425

Food, Beverages & Tobacco — 2.94%
Archer-Daniels-Midland Company	4,200	63,924
J.M. Smucker Company	1,950	88,316
SUPERVALU Inc.	6,300	180,117

		332,357

	Number of Shares	Value

Gaming — 2.02%
GTECH Holdings Corporation	3,200	$158,368
Station Casinos Inc.	2,300	70,449

		228,817

Hotels & Restaurants — 3.73%
Mandalay Resort Group	3,700	165,464
McDonald’s Corporation	4,400	109,252
Starwood Hotels & Resorts Worldwide Inc.	4,100	147,477

		422,193

Insurance — 1.63%
Cigna Corporation	3,200	184,000

Machinery — 0.59%
Caterpillar Inc.	800	66,416

Manufacturing — 2.69%
Carlisle Companies Inc.	1,800	109,548
Eaton Corporation	1,800	194,364

		303,912

Metals & Mining — 1.95%
Alcoa Inc.	5,800	220,400

Misc. Financial Services — 3.29%
Citigroup Inc.	3,850	186,879
Morgan Stanley Dean Witter & Company	3,200	185,184

		372,063

Multi-Line Insurance — 2.54%
Lincoln National Corporation	4,300	173,591
Old Republic International Corporation	4,500	114,120

		287,711

Oil Services — 6.99%
ConocoPhillips	2,700	177,039
Marathon Oil Corporation	6,000	198,540
Occidental Petroleum Corporation	4,500	190,080
Sunoco Inc.	4,400	225,060

		790,719

Paper & Forest Products — 2.34%
Georgia-Pacific Group	5,900	180,953
MeadWestvaco Corporation	2,800	83,300

		264,253

Paper Products — 1.45%
Boise Cascade Corporation	5,000	164,300

Pharmaceuticals — 3.67%
Bristol-Myers Squibb Company	4,000	114,400
Merck & Company Inc.	2,200	101,640
Pfizer Inc.	3,000	105,990
Wyeth	2,200	93,390

		415,420

Property-Casualty Insurance — 2.46%
Allstate Corporation	3,700	159,174
St. Paul Companies Inc.	3,000	118,950

		278,124

Real Estate — 1.06%
General Growth Properties Inc.	4,300	119,325

3

MONY SERIES FUND, INC.

Equity Income Portfolio

Portfolio of Investments — (Continued)

December 31, 2003

	Number of Shares	Value

Retail — 4.69%
J. C. Penney Company, Inc.	4,500	$118,260
Limited Brands	9,300	167,679
May Department Stores Company	5,900	171,513
Sears Roebuck & Company	1,600	72,784

		530,236

Savings and Loan — 1.42%
Washington Mutual Inc.	4,000	160,480

Telecommunications — 1.21%
Sprint Corporation	8,300	136,286

Transportation — 2.32%
GATX Corporation	4,900	137,102
Teekay Shipping Corporation	2,200	125,466

		262,568

Utilities — 3.46%
Alliant Energy Corporation	4,400	109,560
ONEOK Inc.	5,300	117,024
Weststar Energy Inc.	8,100	164,025

		390,609

Total Domestic Common Stocks
(Identified cost $8,465,656)		9,979,778

Foreign Stocks — 12.52%

Crude & Petroleum — 1.09%
BP (ADR)	2,500	123,375

Entertainment & Leisure — 0.79%
Callaway Golf Company	5,300	89,305

	Number of Shares	Value

Food, Beverages & Tobacco — 1.00%
Cadbury Schweppes (ADR)	3,800	$113,582

Insurance — 1.69%
ACE Ltd.	4,600	190,532

Multi-Line Insurance — 1.00%
Sun Life Financial Inc.	4,500	112,590

Oil Services — 1.55%
Petroleo Brasileiro (ADR)	6,000	175,440

Pharmaceuticals — 0.50%
GlaxoSmithKline (ADR)	1,200	55,944

Publishing — 1.19%
Reuters Group (ADR)	5,300	134,514

Telecommunications — 1.44%
Cable & Wireless (ADR)	23,300	163,333

Travel/Entertainment/Leisure — 1.14%
Royal Caribbean Cruises Ltd.	3,700	128,723

Wireless Communications — 1.13%
Nokia Corporation (Class A) (ADR)	7,500	127,500

Total Foreign Stocks
(Identified cost $1,256,217)		1,414,838

Total Investments
(Identified cost $9,721,873)		$11,394,616

Other Assets Less Liabilities — (0.78)%		(88,097)

Net Assets — 100%		$11,306,519

(a)  Non-income producing security.

(ADR)  American Depository Receipt.

See notes to financial statements.

4

MONY SERIES FUND, INC.

Equity Income Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value	$11,394,616

Cash	14,209

Receivable for investments sold	55,308

Investment income receivable	28,418

Other assets	709

Total assets	11,493,260

Liabilities:

Payable for fund shares redeemed	101,338

Payable for investments purchased	73,067

Investment advisory fees payable	4,701

Administration fees payable	2,083

Accrued expenses and other liabilities	5,552

Total liabilities	186,741

Net assets	$11,306,519

Analysis of net assets:

Paid-in capital	$9,498,867

Undistributed (accumulated) net investment income (loss)	209,353

Undistributed (accumulated) net realized gain (loss)	(74,450)

Unrealized appreciation (depreciation)	1,672,749

Net assets	$11,306,519

Fund shares outstanding	725,803

Net asset value per share	$15.58

Investments at cost	$9,721,873

See notes to financial statements.

5

MONY SERIES FUND, INC.

Equity Income Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $1,338)	$292,281

Total investment income	292,281

Expenses:

Investment advisory fees	49,746

Administration fees	13,919

Custodian and fund accounting fees	13,396

Audit and legal fees	2,253

Directors’ fees	1,287

Reports to shareholders	1,188

Transfer agent fees	327

Other expenses	1,887

Total expenses	84,003

Expenses reduced by expense offset arrangements	(3,020)

Total expenses, net of expense offset arrangements	80,983

Net investment income (loss)	211,298

Realized and unrealized gain (loss) — net:

Net realized gain (loss) on investments	121,440

Net realized gain (loss) on foreign currency transactions	(119)

Net change in unrealized gain (loss) on investments	2,198,954

Net realized and unrealized gain (loss)	2,320,275

Net increase (decrease) in net assets resulting from operations	$2,531,573

See notes to financial statements.

6

MONY SERIES FUND, INC.

Equity Income Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002

From operations:

Net investment income (loss)	$211,298	$185,847

Net realized gain (loss)	121,321	(156,676)

Net change in unrealized gain (loss)	2,198,954	(1,857,074)

Increase (decrease) in net assets resulting from operations	2,531,573	(1,827,903)

Distributions to shareholders from:

Net investment income	(184,636)	(222,570)

Net realized gain on investments	—	(1,175,074)

Total distributions to shareholders	(184,636)	(1,397,644)

From capital share transactions:

Shares sold	226,354	236,196

Reinvestment of distributions	184,636	1,397,644

Shares redeemed	(1,271,557)	(1,559,289)

Total increase (decrease) in net assets resulting from capital share transactions	(860,567)	74,551

Total increase (decrease) in net assets	1,486,370	(3,150,996)

Net assets:

Beginning of period	9,820,149	12,971,145

End of period	$11,306,519	$9,820,149

Capital share activity:

Shares issued	16,745	17,276

Shares issued in reinvestment of distributions	13,707	90,815

Shares redeemed	(94,861)	(110,923)

Net increase (decrease)	(64,409)	(2,832)

Undistributed (accumulated) net investment income (loss)	$209,353	$187,315

See notes to financial statements.

7

MONY SERIES FUND, INC.

Equity Income Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Years Ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$12.43	$16.36	$20.78	$23.42	$25.95

Income from investment operations:

Net investment income (loss) (a)	0.28	0.23	0.27	0.32	0.38

Net realized and unrealized gain (loss) on investments	3.13	(2.36)	(2.44)	0.68	1.90

Total from investment operations	3.41	(2.13)	(2.17)	1.00	2.28

Less dividends and distributions:

Dividends from net investment income	(0.26)	(0.29)	(0.33)	(0.39)	(0.51)

Distributions from net capital gains	—	(1.51)	(1.92)	(3.25)	(4.30)

Total distributions	(0.26)	(1.80)	(2.25)	(3.64)	(4.81)

Net asset value, end of period	$15.58	$12.43	$16.36	$20.78	$23.42

Total return	27.72%	(15.14)%	(10.97)%	6.07%	8.04%

Net assets, end of period (in thousands)	$11,307	$9,820	$12,971	$16,993	$18,460

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.84%	0.73%	0.71%	0.73%	0.70%

Ratio of expenses to average net assets	0.81%	0.67%	0.71%	0.72%	0.70%

Ratio of net investment income (loss) to average net assets	2.12%	1.63%	1.56%	1.58%	1.57%

Portfolio turnover rate	100%	41%	36%	31%	27%

(a)	Based on average shares outstanding.

See notes to financial statements.

8

EQUITY INCOME PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2003

1.  Organization and Business

The Equity Income Portfolio (the “Portfolio”) is a component portfolio of MONY Series Fund, Inc. (the “Fund”), a Maryland corporation organized on December 14, 1984, and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company composed of seven separate investment portfolios. The Fund (and in some cases only certain portfolios of the Fund) is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the net assets of that portfolio and will have no interest in the net assets of any other portfolio.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Valuation of Investments — Stocks traded on national securities exchanges are valued at their last official closing price (typically the last sales price) as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Dividend income is recognized on the ex-dividend date.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets. The Portfolio may earn credits at the custodian on uninvested cash balances. These credits, if any, may be used by the Portfolio to offset custodian fees.

9

EQUITY INCOME PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

Dividends and Distributions — Dividends from net investment income and net realized capital gains will normally be declared and reinvested annually in additional full and fractional shares. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

3.  Investment Advisory Fees and Transactions with Affiliates

Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America (“Investment Adviser” or “MONY America”), a wholly-owned subsidiary of The MONY Life Insurance Company (“MONY”), the Investment Adviser provides investment advice and related services for the Portfolio, administers the overall day-to-day affairs of the Portfolio, bears all expenses associated with the compensation of the directors and officers of the Portfolio who are affiliates of the Investment Adviser.

For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of the Portfolio; 0.35% of the next $400,000,000 of the average daily net assets of the Portfolio; and 0.30% of the average daily net assets of the Portfolio in excess of $800,000,000.

Effective June 1, 2003 MONY America entered into a subadvisory agreement with Boston Advisors, Inc. (the “Subadviser”), a wholly-owned subsidiary of The MONY Group Inc., for the Portfolio. The advisory fee is paid to MONY America, which pays a portion of the fee to the Subadviser. For the period from June 1, 2003 to December 31, 2003, MONY America incurred subadvisory fees payable to the Subadviser of $9,091.

Enterprise Capital Management, Inc. (“ECM”), a wholly-owned subsidiary of MONY, provides administrative services to the Portfolio. For its services ECM receives an administrative fee, payable monthly and computed at the annual rate of 0.03% of the average daily net assets of the Portfolio for the period from January 1, 2003 through June 30, 2003 and thereafter at annual rates of 0.07% of the first $250,000,000 of the average daily net assets of the Portfolio; 0.05% of the next $250,000,000 of the average daily net assets of the Portfolio; and 0.03% of the average daily net assets of the Portfolio in excess of $500,000,000 of the average daily net assets of the Portfolio, subject to an annual minimum fee of $25,000.

MONY America has contractually agreed to limit the Portfolio’s expenses through April 30, 2004 to an annual expense ratio of 1.05%.

4.  Capital Stock

The Fund has two billion authorized shares of capital stock with a par value of $0.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios of which 150 million shares are assigned to the Portfolio. The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

5.  Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	Purchases	Sales

Common Stock	$10,010,713	$10,255,781

10

EQUITY INCOME PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

6.  Federal Tax Information

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. At times, these differences are due to differing treatments for foreign currency transactions, distributions from real estate investment trusts, capital loss carryforwards utilized and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions

2003	$184,636	—	$184,636

2002	222,570	$1,175,074	1,397,644

The tax character of distributable earnings/accumulated losses as of December 31, 2003, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Expiration

$209,353	—	$1,654,251	$55,958	2010

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$9,740,365	$1,696,364	$42,113	$1,654,251

7.  Subsequent Event

On February 4, 2004, the Board of Directors approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. There merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of MONY America) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

11

Report of Independent Auditors

To the Board of Directors of

MONY Series Fund, Inc. and Shareholders of

Equity Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (one of the portfolios constituting MONY Series Fund, Inc., hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

12

DIRECTORS AND OFFICERS

NAME, ADDRESS AND (YEAR OF BIRTH)	POSITIONS HELD (YEAR ELECTED)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Joel Davis Westport, CT (1934)	Director (1984); Audit Committee Member (2002)	President, Architectural Designs, Inc.; Partner, Davis/Herschbein & Associates, LLC	7	—

Michael J. Drabb Convent Station, NJ (1933)	Director (1984); Audit Committee Member (2002)	Retired Executive Vice President, O’Brien Asset Management	7	Mainstay VP Series Fund; NYL Settlement Corp.

Alan J. Hartnick New York, NY (1930)	Director (1994); Audit Committee Member (2002)	Partner, Abelman, Frayne & Schwab, Attorneys-At-Law	7	—

Floyd L. Smith Naples, FL (1931)	Director (1984); Audit Committee Chairman (2002)	Retired Vice Chairman and Chief Investment Officer, MONY	7	Empire Fidelity Investments Life Insurance Company

INTERESTED PARTIES:

Kenneth M. Levine New York, NY (1946)	Chairman (1991); President (1992); Director (1991)	Executive Vice President and Chief Investment Officer, The MONY Group, Inc. and MONY; Executive Vice President, MONY America	7	The MONY Group Inc. and various affiliates

Phillip G. Goff Atlanta, GA (1963)	Controller (2000)	Senior Vice President and CFO, EFD; Vice President and CFO, ECM, EAT, and EGF; Controller, MSF	—	—

John C. Norton New York, NY (1946)	Vice President— Compliance (2002)	Chief Compliance Officer-MONY Securities Corporation; 1996-2001 Assistant Vice President-Compliance, MONY; Vice President-Compliance, MSF	—	—

David Weigel New York, NY (1946)	Treasurer (1991)	Vice President and Treasurer of MONY and various affiliates	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary (2003)	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, MSF, EGF and EAT	—	—

Footnotes:

EAT-Enterprise Accumulation Trust	EGF plc-Enterprise Global Funds plc

ECM-Enterprise Capital Management, Inc.	MONY-The MONY Life Insurance Company

EFD-Enterprise Fund Distributors, Inc.	MONY America-MONY Life Insurance Company of America

EGF-The Enterprise Group of Funds, Inc.	MSF-MONY Series Fund, Inc.

The MONY Series Fund, Inc. Statement of Additional Information (SAI) includes additional information about Fund directors and is available by calling 1-800-487-6669.

13

Investment Adviser

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

Principal Underwriter and Distributor

MONY Securities Corporation

1740 Broadway

New York, New York 10019

Custodian and Transfer Agent

State Street Bank and Trust Company

P.O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

14

MONY SERIES FUND, INC.

Equity Growth Portfolio

Boston Advisors, Inc.

Boston, Massachusetts

Investment Management

MONY Life Insurance Company of America is the registered investment adviser for MONY Series Fund, Inc.

Boston Advisors, Inc. (“Boston Advisors”) is subadviser to the Equity Growth Portfolio. Boston Advisors is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $4.1 billion for institutional clients. Its normal investment minimum is $5 million.

Investment Objective

The objective of the Equity Growth Portfolio is capital appreciation.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the year ended December 31, 2003, the Portfolio returned 31.63%. The Portfolio outperformed its benchmark, the S&P 500 Index, which returned 28.69%.

Average Annual Total Returns — Periods ending December 31, 2003
	One Year	Five Year	Ten Year

MONY Series Fund, Inc. Equity Growth Portfolio	31.63%	0.74%	10.62%

S&P 500 Index*	28.69%	-0.57%	11.06%

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

1

How would you describe the investment environment during the period?

The investment environment during the year was dynamic. Investors, scarred by negative market returns during the previous three years, were fairly pessimistic in 2003. This was especially true during the first quarter as stock prices declined because of worries over hostilities with Iraq and concerns about the economy. During the second quarter, however, stocks began recovering as war fears receded and evidence mounted that business conditions and profits were improving. However, investor doubts as to the sustainability of the expansion lingered well into the second half of the year, despite some of the best economic growth since the early 1980s. With this robust growth came stronger than expected corporate profits, which along with very low interest rates, enabled stocks to turn in one of their best performances in years. In sum, stock returns in 2003 proved far better than expected and were driven by strong profit growth and low interest rates, both by-products, generally, of stimulative fiscal and monetary policy.

What strategies affected Portfolio performance during this period?

Boston Advisors’ disciplined approach to screening the growth stock universe was the most important factor affecting performance during 2003. This process led Boston Advisors to a number of companies in a variety of sectors that benefited from a strengthening economy and an increase in capital spending. In retrospect, this turned out to be a major investment theme last year. Finally, a class action lawsuit settlement from Philip Morris added approximately 0.29% to the Portfolio’s performance for the year.

What changes were made to the Portfolio over this period?

During the year, Boston Advisors reduced the Portfolio’s weighting in pharmaceutical and telephone stocks, which are defensive sectors and lagged their more economically-sensitive counterparts as the recovery gained momentum. Also in 2003, Boston Advisors increased the Portfolio’s exposure to the technology, consumer discretionary, and basic materials sectors. Against the backdrop of an improving economy, companies in these sectors are experiencing positive operating leverage as a result of having significantly reduced their breakeven levels through cost cutting and efficiency gains. Finally, Boston Advisors reduced the Portfolio’s exposure to financials, specifically consumer finance, finding them less attractive versus other more growth-oriented sectors of the economy.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

2

MONY SERIES FUND, INC.

Equity Growth Portfolio

Portfolio of Investments

December 31, 2003

Domestic Common Stocks — 95.79%	Number of Shares	Value

Automotive — 1.58%
AutoNation Inc. (a)	300	$5,511
Group 1 Automotive Inc. (a)	300	10,857
Johnson Controls Inc.	50	5,806

		22,174

Banking — 3.49%
Bank One Corporation	300	13,677
J. P. Morgan Chase & Company	475	17,447
U.S. Bancorp	600	17,868

		48,992

Biotechnology — 0.81%
Covance Inc. (a)	150	4,020
Pharmaceutical Product Development Inc. (a)	275	7,417

		11,437

Building & Construction — 5.73%
D.R. Horton Inc.	575	24,874
Florida Rock Industries Inc.	175	9,599
Jacobs Engineering Group Inc. (a)	175	8,402
Lennar Corporation (Class A)	150	14,400
NVR Inc. (a)	50	23,300

		80,575

Business Services — 1.72%
Corporate Executive Board Company (a)	275	12,834
D & B Corporation (a)	225	11,410

		24,244

Computer Hardware — 3.72%
Cisco Systems Inc. (a)	900	21,861
EMC Corporation (a)	450	5,814
Hutchinson Technology Inc. (a)	425	13,064
Storage Technology Corporation (a)	450	11,588

		52,327

Computer Services — 5.01%
Dell Inc. (a)	600	20,376
Keane Inc. (a)	1,150	16,836
Network Appliance Inc. (a)	750	15,397
Unisys Corporation (a)	1,200	17,820

		70,429

Computer Software — 2.06%
Electronic Arts Inc. (a)	200	9,556
Mercury Interactive Corporation (a)	250	12,160
Oracle Corporation (a)	550	7,260

		28,976

Construction — 1.79%
Centex Corporation	150	16,148
KB Home	125	9,065

		25,213

Consumer Durables — 0.08%
Harley-Davidson Inc.	25	1,188

Consumer Non-Durables — 0.96%
Avon Products Inc.	200	13,498

Consumer Products — 1.29%
Procter & Gamble Company	125	12,485
The Dial Corporation	100	2,847
Yankee Candle Company Inc. (a)	100	2,733

		18,065

	Number of Shares	Value

Crude & Petroleum — 1.38%
Burlington Resources Inc.	350	$19,383

Drugs & Medical Products — 1.91%
Becton, Dickinson & Company	350	14,399
Resmed Inc. (a)	300	12,462

		26,861

Education — 1.09%
Apollo Group Inc. (Class A) (a)	225	15,300

Energy — 1.31%
Energen Corporation	125	5,129
Kinder Morgan Inc.	225	13,297

		18,426

Finance — 3.04%
Doral Financial Corporation	188	6,053
Fiserv Inc. (a)	400	15,804
Goldman Sachs Group Inc.	150	14,809
Moody’s Corporation	100	6,055

		42,721

Food, Beverages & Tobacco — 3.98%
Applebee’s International Inc.	500	19,635
Constellation Brands Inc. (Class A) (a)	225	7,409
Dean Foods Company (a)	250	8,218
Fortune Brands Inc.	200	14,298
Sysco Corporation	125	4,654
Whole Foods Market Inc. (a)	25	1,678

		55,892

Gaming — 1.40%
International Game Technology	550	19,635

Health Care — 1.33%
Health Net Inc. (a)	400	13,080
McKesson Corporation	175	5,628

		18,708

Insurance — 1.19%
Progressive Corporation	200	16,718

Manufacturing — 3.95%
Ball Corporation	225	13,403
Donaldson Company Inc.	275	16,269
Harman International Industries Inc.	350	25,893

		55,565

Medical Instruments — 5.37%
Beckman Coulter Inc.	75	3,812
Biomet Inc.	275	10,013
C.R. Bard Inc.	150	12,187
St. Jude Medical Inc. (a)	275	16,871
Steris Corporation (a)	325	7,345
Stryker Corporation	175	14,877
Varian Medical Systems Inc. (a)	150	10,365

		75,470

Medical Services — 0.88%
Renal Care Group Inc. (a)	300	12,360

Misc. Financial Services — 1.95%
Ambac Financial Group Inc.	100	6,939
Countrywide Financial Corporation	193	14,664
Merrill Lynch & Company Inc.	100	5,865

		27,468

3

MONY SERIES FUND, INC.

Equity Growth Portfolio

Portfolio of Investments — (Continued)

December 31, 2003

	Number of Shares	Value

Oil Services — 4.13%
Apache Corporation	105	$8,516
BJ Services Company (a)	150	5,385
Patina Oil & Gas Corporation	475	23,270
Pogo Producing Company	150	7,245
Smith International Inc. (a)	125	5,190
XTO Energy Inc.	300	8,490

		58,096

Paper & Forest Products — 1.31%
Georgia-Pacific Group	600	18,402

Pharmaceuticals — 3.20%
Barr Pharmaceuticals Inc. (a)	150	11,542
Express Scripts Inc. (Class A) (a)	75	4,982
Johnson & Johnson	150	7,749
Mylan Laboratories Inc.	275	6,947
Watson Pharmaceuticals Inc. (a)	300	13,800

		45,020

Property-Casualty Insurance — 0.99%
W. R. Berkley Corporation	400	13,980

Retail — 12.74%
Autozone Inc. (a)	75	6,391
Bed Bath & Beyond Inc. (a)	350	15,172
Chico’s FAS Inc.	600	22,170
CVS Corporation	50	1,806
Family Dollar Stores Inc.	125	4,485
Gap Inc.	800	18,568
Hasbro Inc.	700	14,896
Lowe’s Companies Inc.	275	15,232
Men’s Wearhouse Inc. (a)	500	12,505
Reebok International Ltd.	325	12,779
Staples Inc. (a)	750	20,475
Toro Company	225	10,440
Wal-Mart Stores Inc.	50	2,653
Walgreen Company	75	2,728
West Marine Inc. (a)	675	18,772

		179,072

Security & Investigation Services — 0.37%
Kroll Inc. (a)	200	5,200

Semiconductors — 3.30%
Analog Devices Inc. (a)	50	2,283
Intel Corporation	300	9,660
Novellus Systems Inc. (a)	400	16,820
Texas Instruments Inc.	600	17,628

		46,391

	Number of Shares	Value

Technology — 2.30%
Jabil Circuit Inc. (a)	200	$5,660
Microchip Technology Inc.	800	26,688

		32,348

Telecommunications — 1.83%
QUALCOMM Inc.	400	21,572
Scientific-Atlanta Inc.	150	4,095

		25,667

Transportation — 2.44%
C. H. Robinson Worldwide Inc.	300	11,373
Expeditors International Washington Inc.	250	9,415
J.B. Hunt Transport Services Inc. (a)	500	13,505

		34,293

Utilities — 0.57%
Airgas Inc.	350	7,518
Edison International	25	548

		8,066

Waste Management — 3.19%
Republic Services Inc.	150	3,845
Stericycle Inc. (a)	400	18,680
Tetra Tech Inc. (a)	900	22,374

		44,899

Wireless Communications — 2.40%
Motorola Inc.	500	7,035
Nextel Communications Inc. (Class A) (a)	950	26,657

		33,692

Total Domestic Common Stocks
(Identified cost $1,188,456)		1,346,751

Total Investments
(Identified cost $1,188,456)		$1,346,751

Other Assets Less Liabilities — 4.21%		59,198

Net Assets — 100%		$1,405,949

(a)  Non-income producing security.

See notes to financial statements.

4

MONY SERIES FUND, INC.

Equity Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value	$1,346,751

Cash	49,091

Investment income receivable	641

Due from investment advisor	14,641

Other assets	89

Total assets	1,411,213

Liabilities:

Payable for fund shares redeemed	1,005

Administration fees payable	2,083

Accrued expenses and other liabilities	2,176

Total liabilities	5,264

Net assets	$1,405,949

Analysis of net assets:

Paid-in capital	$1,424,579

Undistributed (accumulated) net investment income (loss)	6,519

Undistributed (accumulated) net realized gain (loss)	(183,444)

Unrealized appreciation (depreciation)	158,295

Net assets	$1,405,949

Fund shares outstanding	86,568

Net asset value per share	$16.24

Investments at cost	$1,188,456

See notes to financial statements.

5

MONY SERIES FUND, INC.

Equity Growth Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $2)	$20,976

Total investment income	20,976

Expenses:

Administration fees	12,677

Custodian and fund accounting fees	10,810

Investment advisory fees	6,286

Audit and legal fees	395

Reports to shareholders	240

Directors’ fees	133

Transfer agent fees	33

Other expenses	953

Total expenses	31,527

Expense reimbursement	(16,268)

Expenses reduced by expense offset arrangements	(802)

Total expenses, net of reimbursement and expense offset arrangements	14,457

Net investment income (loss)	6,519

Realized and unrealized gain (loss) — net:

Net realized gain (loss) on investments	(73,962)

Net change in unrealized gain (loss) on investments	419,349

Net realized and unrealized gain (loss)	345,387

Net increase (decrease) in net assets resulting from operations	$351,906

See notes to financial statements.

6

MONY SERIES FUND, INC.

Equity Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002

From operations:

Net investment income (loss)	$6,519	$4,340

Net realized gain (loss)	(73,962)	(97,828)

Net change in unrealized gain (loss)	419,349	(282,118)

Increase (decrease) in net assets resulting from operations	351,906	(375,606)

Distributions to shareholders from:

Net investment income	(4,341)	(9,491)

Total distributions to shareholders	(4,341)	(9,491)

From capital share transactions:

Shares sold	37,699	71,781

Reinvestment of distributions	4,341	9,491

Shares redeemed	(154,149)	(217,018)

Total increase (decrease) in net assets resulting from capital share transactions	(112,109)	(135,746)

Total increase (decrease) in net assets	235,456	(520,843)

Net assets:

Beginning of period	1,170,493	1,691,336

End of period	$1,405,949	$1,170,493

Capital share activity:

Shares issued	2,733	4,818

Shares issued in reinvestment of distributions	298	589

Shares redeemed	(10,991)	(15,912)

Net increase (decrease)	(7,960)	(10,505)

Undistributed (accumulated) net investment income (loss)	$6,519	$4,341

See notes to financial statements.

7

MONY SERIES FUND, INC.

Equity Growth Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Years Ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$12.38	$16.10	$35.12	$48.65	$38.20

Income from investment operations:

Net investment income (loss)(a)	0.07	0.04	0.09	(0.04)	(0.20)

Net realized and unrealized gain (loss) on investments	3.84	(3.67)	(5.44)	(3.03)	14.05

Total from investment operations	3.91	(3.63)	(5.35)	(3.07)	13.85

Less dividends and distributions:

Dividends from net investment income	(0.05)	(0.09)	—	—	—

Distributions from net capital gains	—	—	(13.67)	(10.46)	(3.40)

Total distributions	(0.05)	(0.09)	(13.67)	(10.46)	(3.40)

Net asset value, end of period	$16.24	$12.38	$16.10	$35.12	$48.65

Total return	31.63%	(22.67)%	(19.29)%	(8.46)%	37.98%

Net assets, end of period (in thousands)	$1,406	$1,170	$1,691	$2,599	$3,362

Ratio of expenses to average net assets (excluding expense offset arrangements) average net assets	1.21%	1.34%	1.15%	1.40%	1.49%

Ratio of expenses to average net assets	1.15%	1.15%	1.15%	1.37%	1.46%

Ratio of expenses (excluding expense reimbursement and expense offset arrangements) to average net assets	2.51%	1.35%	1.32%	1.40%	1.49%

Ratio of net investment income (loss) to average net assets	0.52%	0.30%	0.48%	(0.10)%	(0.49)%

Portfolio turnover rate	98%	46%	54%	41%	31%

(a)	Based on average shares outstanding.

See notes to financial statements.

8

EQUITY GROWTH PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2003

1.  Organization and Business

The Equity Growth Portfolio (the “Portfolio”) is a series of MONY Series Fund, Inc. (the “Fund”), a Maryland corporation organized on December 14, 1984, and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company composed of seven separate investment portfolios. The Fund (and in some cases only certain portfolios of the Fund) is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the net assets of that portfolio and will have no interest in the net assets of any other portfolio.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Valuation of Investments — Stocks traded on national securities exchanges are valued at their last official closing price (typically the last sales price) as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Dividend income is recognized on the ex-dividend date.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets. The Portfolio may earn credits at the custodian on uninvested cash balances. These credits, if any, may be used by the Portfolio to offset custodian fees.

9

EQUITY GROWTH PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

Dividends and Distributions — Dividends from net investment income and net realized capital gains will normally be declared and reinvested annually in additional full and fractional shares. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

3.  Investment Advisory Fees and Transactions with Affiliates

Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America (“Investment Adviser” or “MONY America”), a wholly-owned subsidiary of The MONY Life Insurance Company (“MONY”), the Investment Adviser provides investment advice and related services for the Portfolio, administers the overall day-to-day affairs of the Portfolio, bears all expenses associated with the compensation of the directors and officers of the Portfolio who are affiliates of the Investment Adviser.

For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of the Portfolio; 0.35% of the next $400,000,000 of the average daily net assets of the Portfolio; and 0.30% of the average daily net assets of the Portfolio in excess of $800,000,000.

Effective June 1, 2003 MONY America entered into a subadvisory agreement with Boston Advisors, Inc. (the “Subadviser”), a wholly-owned subsidiary of The MONY Group Inc., for the Portfolio. The advisory fee is paid to MONY America, which pays a portion of the fee to the Subadviser. For the period from June 1, 2003 to December 31, 2003, MONY America incurred subadvisory fees payable to the Subadviser of $1,158.

Enterprise Capital Management, Inc. (“ECM”), a wholly-owned subsidiary of MONY, provides administrative services to the Portfolio. For its services ECM receives an administrative fee, payable monthly and computed at the annual rate of 0.03% of the average daily net assets of the Portfolio for the period from January 1, 2003 through June 30, 2003 and thereafter at annual rates of 0.07% of the first $250,000,000 of the average daily net assets of the Portfolio; 0.05% of the next $250,000,000 of the average daily net assets of the Portfolio; and 0.03% of the average daily net assets of the Portfolio in excess of $500,000,000 of the average daily net assets of the Portfolio, subject to an annual minimum fee of $25,000.

MONY America has contractually agreed to limit the Portfolio’s expenses through April 30, 2004 to an annual expense ratio of 1.15%.

4.  Capital Stock

The Fund has two billion authorized shares of capital stock with a par value of $0.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios of which 150 million shares are assigned to the Portfolio. The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

5.  Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	Purchases	Sales

Common Stock	$1,195,949	$1,272,506

10

EQUITY GROWTH PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

6.  Federal Tax Information

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. At times, these differences are due to differing treatments for losses deferred due to wash sales and capital loss carryforwards utilized.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions

2003	$4,341	—	$4,341

2002	9,491	—	9,491

The tax character of distributable earnings/accumulated losses as of December 31, 2003, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Expiration

$6,519	—	$155,492	$180,641	2009-2011

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$1,191,259	$172,467	$16,975	$155,492

7.  Subsequent Event

On February 4, 2004, the Board of Directors approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of MONY America) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

11

Report of Independent Auditors

To the Board of Directors of

MONY Series Fund, Inc. and Shareholders of

Equity Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Growth Portfolio (one of the portfolios constituting MONY Series Fund, Inc., hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

12

DIRECTORS AND OFFICERS

NAME, ADDRESS AND (YEAR OF BIRTH)	POSITIONS HELD (YEAR ELECTED)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Joel Davis Westport, CT (1934)	Director (1984); Audit Committee Member (2002)	President, Architectural Designs, Inc.; Partner, Davis/Herschbein & Associates, LLC	7	—

Michael J. Drabb Convent Station, NJ (1933)	Director (1984); Audit Committee Member (2002)	Retired Executive Vice President, O’Brien Asset Management	7	Mainstay VP Series Fund; NYL Settlement Corp.

Alan J. Hartnick New York, NY (1930)	Director (1994); Audit Committee Member (2002)	Partner, Abelman, Frayne & Schwab, Attorneys-At-Law	7	—

Floyd L. Smith Naples, FL (1931)	Director (1984); Audit Committee Chairman (2002)	Retired Vice Chairman and Chief Investment Officer, MONY	7	Empire Fidelity Investments Life Insurance Company

INTERESTED PARTIES:

Kenneth M. Levine New York, NY (1946)	Chairman (1991); President (1992); Director (1991)	Executive Vice President and Chief Investment Officer, The MONY Group, Inc. and MONY; Executive Vice President, MONY America	7	The MONY Group Inc. and various affiliates

Phillip G. Goff Atlanta, GA (1963)	Controller (2000)	Senior Vice President and CFO, EFD; Vice President and CFO, ECM, EAT, and EGF; Controller, MSF	—	—

John C. Norton New York, NY (1946)	Vice President— Compliance (2002)	Chief Compliance Officer-MONY Securities Corporation; 1996-2001 Assistant Vice President-Compliance, MONY; Vice President—Compliance, MSF	—	—

David Weigel New York, NY (1946)	Treasurer (1991)	Vice President and Treasurer of MONY and various affiliates	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary (2003)	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, MSF, EGF and EAT	—	—

Footnotes:

EAT-Enterprise Accumulation Trust	EGF plc-Enterprise Global Funds plc

ECM-Enterprise Capital Management, Inc.	MONY-The MONY Life Insurance Company

EFD-Enterprise Fund Distributors, Inc.	MONY America-MONY Life Insurance Company of America

EGF-The Enterprise Group of Funds, Inc.	MSF-MONY Series Fund, Inc.

The MONY Series Fund, Inc. Statement of Additional Information (SAI) includes additional information about Fund directors and is available by calling 1-800-487-6669.

13

Investment Adviser

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

Principal Underwriter and Distributor

MONY Securities Corporation

1740 Broadway

New York, New York 10019

Custodian and Transfer Agent

State Street Bank and Trust Company

P.O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

14

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

MONY Capital Management, Inc.

New York, New York

Investment Management

MONY Life Insurance Company of America is the registered investment adviser for MONY Series Fund, Inc.

MONY Capital Management, Inc. (“MONY Capital”) is subadviser to the Intermediate Term Bond Portfolio. MONY Capital manages approximately $12.8 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The objective of the Intermediate Term Bond Portfolio is maximum income and capital appreciation through the investment in intermediate-maturity debt obligations.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the year ended December 31, 2003, the Portfolio returned 2.67%. The Portfolio underperformed its benchmark, the Lehman Brothers Intermediate Government/Credit Index, which returned 4.30%.

Average Annual Total Returns — Periods ending December 31, 2003
	One Year	Five Year	Ten Year

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	2.67%	5.68%	5.98%

Lehman Brothers Intermediate Government/Credit Index*	4.30%	6.65%	6.63%

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Credit Index and Government Bond Index that have maturities of one to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

1

How would you describe the investment environment during the period?

The bond market performed well in 2003. The U.S. economy recovered and, despite the first-half Iraq War worries, stubbornly low employment, weak business spending, and a record weak dollar, growth accelerated during the latter part of the year. The Fed continued to provide ample liquidity to the markets by cutting rates to historically record low levels.

The corporate sector was the most solid performer of the year, followed by the asset-backed sector, the mortgage-backed sector, and U.S. agencies. Corporate bonds were supported by a de-leveraging trend in corporate America, with fewer management scandals and accounting-related surprises. Corporate risk premiums fell dramatically. Consequently, companies had access to liquid capital markets.

What strategies affected Portfolio performance during this period?

The Portfolio maintained a relatively conservative short duration posture, which means that it was positioned to have reduced price sensitivity to overall movements in interest rates. By emphasizing higher-quality issues, the Portfolio maintained relatively shorter spread duration than the index. This led the Portfolio to participate less fully in the corporate bond market rally than it otherwise would have. The Portfolio maintained a credit barbell, with weaker credits in front of the curve and better quality names farther out into the maturity spectrum.

Finally, a contingent loss recorded by the Portfolio, related to a claim by the bankruptcy court for Enron Corp. concerning a 2001 commercial paper disposition detracted 0.62% from the Portfolio’s total return.

What changes were made to the Portfolio over this period?

MONY Capital increased the Portfolio’s exposure to spread product, extended across the yield curve, and maintained the duration somewhat shorter than the index. MONY Capital strategically added exposure to higher-yielding sectors with attractively priced “new issues.” The Portfolio extended across the maturity spectrum to capture higher yields, given the steep U.S. Treasury yield curve.

There are specific risks associated with the types of bonds held in the Portfolio, which includes defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

2

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

Portfolio of Investments

December 31, 2003

U. S. Treasury Obligations — 27.86%	Principal Amount	Value

U. S. Treasury Bonds — 0.97%
8.75% due 08/15/20	$500,000	$715,157

U. S. Treasury Notes — 26.89%
6.50% due 10/15/06 (o)	2,500,000	2,785,450
4.375% due 05/15/07 (o)	1,000,000	1,059,258
3.25% due 08/15/07 (o)	2,500,000	2,550,880
3.00% due 11/15/07 (o)	500,000	504,453
6.00% due 08/15/09 (o)	1,500,000	1,699,512
6.50% due 02/15/10 (o)	7,500,000	8,717,580
5.00% due 02/15/11 (o)	1,000,000	1,074,258
3.625% due 05/15/13 (o)	1,500,000	1,442,286

		19,833,677

Total U. S. Treasury Obligations
(Identified cost $19,523,990)		20,548,834

Agency Obligations — 14.27%

Fannie Mae — 6.49%
5.50% due 02/15/06	1,000,000	1,071,084
4.45% due 11/08/06	1,000,000	1,026,918
3.50% due 01/28/08	1,000,000	1,000,910
6.625% due 11/15/10	500,000	575,295
6.00% due 05/15/11	1,000,000	1,110,007

		4,784,214

Freddie Mac — 7.78%
5.50% due 07/15/06	500,000	539,044
4.50% due 07/23/07	1,000,000	1,015,893
3.25% due 03/14/08	1,000,000	998,421
6.00% due 06/15/11	1,000,000	1,111,579
5.50% due 09/15/11	1,000,000	1,076,829
5.125% due 08/20/12	1,000,000	1,000,348

		5,742,114

Total Agency Obligations
(Identified cost $10,238,540)		10,526,328

Corporate Bonds — 46.89%

Financial Institutions — 19.62%
Bank of America Corporation 4.375% due 12/01/10	1,000,000	1,004,004
BankBoston Corporation 6.625% due 02/01/04	1,000,000	1,003,780
Bear Stearns Company Inc. 7.25% due 10/15/06 (o)	1,000,000	1,125,834
Chase Manhattan Corporation 1.788% due 02/03/04 (v)	1,000,000	945,193
Citigroup Inc. 6.00% due 02/21/12	1,000,000	1,094,520
Countrywide Funding Corporation 5.50% due 02/01/07	1,000,000	1,072,254
Ford Motor Credit Company 6.875% due 02/01/06	1,000,000	1,067,825
General Electric Capital Corporation, 4.625% due 09/15/09	1,000,000	1,040,843
General Motors Acceptance Corporation, 5.25% due 05/16/05	1,000,000	1,036,466

	Principal Amount	Value
General Motors Acceptance Corporation, 3.18% due 03/04/04 (v)	$1,000,000	$1,015,943
Household Finance Corporation 5.75% due 01/30/07	1,000,000	1,081,866

Morgan Stanley & Company Inc. 4.25% due 05/15/10	1,000,000	999,972
Provident Bank 6.375% due 01/15/04	1,000,000	1,000,000
Wells Fargo & Company 3.12% due 08/15/08	1,000,000	988,932

		14,477,432

Industrial — 23.08%
Abbott Labs 5.625% due 07/01/06	1,000,000	1,079,267
AOL Time Warner Inc. 5.625% due 05/01/05	1,000,000	1,047,195
Bottling Group 2.45% due 10/16/06	1,000,000	996,232
Cingular Wireless 5.625% due 12/15/06	1,000,000	1,073,388
CSX Corporation 7.25% due 05/01/04	1,000,000	1,017,841
Delphi Automotive Systems Corporation, 6.125% due 05/01/04	1,000,000	1,014,699
Diageo Capital 3.50% due 11/19/07	1,000,000	1,009,528
First Data Corporation 6.75% due 07/15/05	1,000,000	1,075,292
Kraft Foods Inc. 4.625% due 11/01/06	1,000,000	1,044,218
Phillips Petroleum Company 8.75% due 05/25/10	1,000,000	1,250,790
Potash Corporation Saskatchewan Inc., 7.125% due 06/15/07	1,000,000	1,123,558
Reed Elsevier Capital Inc. 6.125% due 08/01/06	1,000,000	1,090,158
Target Corporation 5.375% due 06/15/09	1,000,000	1,073,099
Tyco International Group 6.375% due 06/15/05	1,000,000	1,057,500
USA Waste Services Inc. 7.00% due 10/01/04	1,000,000	1,035,063
Weyerhaeuser Company 5.50% due 03/15/05	1,000,000	1,041,358

		17,029,186

Utilities — 4.19%
Arizona Public Service Company 5.875% due 02/15/04	1,000,000	1,005,067
Commonwealth Edison Company 7.00% due 07/01/05	1,000,000	1,074,298
National Rural Utilities Cooperative Finance, 3.875% due 02/15/08	1,000,000	1,013,533

		3,092,898

Total Corporate Bonds
(Identified cost $32,944,623)		34,599,516

3

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

Portfolio of Investments — (Continued)

December 31, 2003

Yankee Bonds — 4.60%	Number of Units or Principal Amount	Value

Province of British Columbia 7.25% due 09/01/36 (o)	$1,000,000	$1,258,175
Province of Ontario (Canada) 5.125% due 07/17/12	1,000,000	1,048,694
Republic of Italy 5.625% due 06/15/12	1,000,000	1,085,351

		3,392,220

Total Yankee Bonds
(Identified cost $2,990,497)		3,392,220

Asset-Backed Securities — 5.27%

Chemical Master Credit Card Trust One, 5.98% due 09/15/08	1,000,000	1,063,452
Comed Transitional Funding Trust 5.74% due 12/25/10	1,000,000	1,092,788
Peco Energy Transition Trust 6.13% due 03/01/09	1,000,000	1,105,006
Student Loan Marketing Association, 1.543% due 01/15/04	625,300	628,720

		3,889,966

Total Asset-Backed Securities
(Identified cost $3,624,130)		3,889,966

Short-Term Investment — 23.88%

Securities Lending Quality Trust (s)	17,616,726	17,616,726

Total Short-Term Investment
(Identified cost $17,616,726)		17,616,726

	Principal Amount	Value

Repurchase Agreement — 0.57%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $418,016 Collateral U.S. Treasury Note $430,000, 6.75% due 05/15/05 Value $433,148	$418,000	$418,000

Total Repurchase Agreement
(Identified cost $418,000)		418,000

Total Investments
(Identified cost $87,356,506)		$90,991,590

Other Assets Less Liabilities — (23.34)%		(17,219,786)

Net Assets — 100%		$73,771,804

(o)  Security, or portion thereof, out on loan at December 31, 2003.

(s)  Represents investment of cash collateral received from securities on loan (see note 6).

(v)  Variable interest rate security; interest rate is as of December 31, 2003.

See notes to financial statements.

4

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $17,322,928 (Note 6)	$90,991,590

Cash	410

Receivable for fund shares sold	424

Investment income receivable	1,031,374

Other assets	5,808

Total assets	92,029,606

Liabilities:

Payable for fund shares redeemed	134,333

Payable upon return of securities loaned (Note 6)	17,616,726

Investment advisory fees payable	31,862

Administration fees payable	4,461

Estimated loss contingency on security	449,384

Accrued expenses and other liabilities	21,036

Total liabilities	18,257,802

Net Assets	$73,771,804

Analysis of Net Assets:

Paid-in capital	$66,939,695

Undistributed (accumulated) net investment income (loss)	3,538,203

Undistributed (accumulated) net realized gain (loss)	(341,178)

Unrealized appreciation (depreciation)	3,635,084

Net Assets	$73,771,804

Fund shares outstanding	6,381,274

Net asset value per share	$11.56

Investments at cost	$87,356,506

See notes to financial statements.

5

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment Income:

Interest	$4,064,391

Securities lending income	18,705

Total investment income	4,083,096

Expenses:

Investment advisory fees	425,167

Administration fees	59,523

Custodian and fund accounting fees	27,241

Audit and legal fees	18,575

Reports to shareholders	11,547

Directors’ fees	10,553

Transfer agent fees	2,758

Other expenses	7,605

Total expenses	562,969

Net investment income (loss)	3,520,127

Realized and unrealized gain (loss) — net:

Net realized gain (loss) on investments	713,509

Net change in unrealized gain (loss) on investments	(1,934,421)

Net realized and unrealized gain (loss)	(1,220,912)

Net increase (decrease) in net assets resulting from operations	$2,299,215

See notes to financial statements.

6

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002

From operations:

Net investment income (loss)	$3,520,127	$3,870,902

Net realized gain (loss)	713,509	262,740

Net change in unrealized gain (loss)	(1,934,421)	3,600,677

Increase (decrease) in net assets resulting from operations	2,299,215	7,734,319

Distributions to shareholders from:

Net investment income	(3,870,899)	(3,153,769)

Net realized gains on investments	—	—

Total distributions to shareholders	(3,870,899)	(3,153,769)

From capital share transactions:

Shares sold	6,265,621	31,797,814

Reinvestment of distributions	3,870,899	3,153,769

Shares redeemed	(27,292,416)	(20,401,167)

Total increase (decrease) in net assets resulting from capital share transactions	(17,155,896)	14,550,416

Total increase (decrease) in net assets	(18,727,580)	19,130,966

Net assets:

Beginning of period	92,499,384	73,368,418

End of period	$73,771,804	$92,499,384

Capital share activity:

Shares issued	526,585	2,822,665

Shares issued in reinvestment of distributions	334,274	292,829

Shares redeemed	(2,295,375)	(1,809,632)

Net increase (decrease)	(1,434,516)	1,305,862

Undistributed (accumulated) net investment income (loss)	$3,538,203	$3,870,898

See notes to financial statements.

7

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Years Ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$11.83	$11.27	$10.97	$10.82	$11.33

Income from investment operations:

Net investment income (loss) (a)	0.49	0.52	0.56	0.62	0.61

Net realized and unrealized gain (loss) on investments	(0.17)	0.49	0.34	0.19	(0.59)

Total from investment operations	0.32	1.01	0.90	0.81	0.02

Less dividends and distributions:

Dividends from net investment income	(0.59)	(0.45)	(0.60)	(0.66)	(0.53)

Total distributions	(0.59)	(0.45)	(0.60)	(0.66)	(0.53)

Net asset value, end of period	$11.56	$11.83	$11.27	$10.97	$10.82

Total return	2.67%	9.34%	8.51%	7.94%	0.23%

Net assets, end of period (in thousands)	$73,772	$92,499	$73,368	$52,812	$55,595

Ratio of expenses to average net assets	0.66%	0.65%	0.62%	0.61%	0.57%

Ratio of net investment income (loss) to average net assets	4.14%	4.56%	5.09%	5.86%	5.50%

Portfolio turnover rate	14%	10%	19%	30%	40%

(a)	Based on average shares outstanding.

See notes to financial statements.

8

INTERMEDIATE TERM BOND PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2003

1.  Organization and Business

The Intermediate Term Bond Portfolio (the “Portfolio”) is a component portfolio of MONY Series Fund, Inc. (the “Fund”), a Maryland corporation organized on December 14, 1984, and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company composed of seven separate investment portfolios. The Fund (and in some cases only certain portfolios of the Fund) is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the net assets of that portfolio and will have no interest in the net assets of any other portfolio.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Valuation of Investments — Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but have no current day sales and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day.

Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Inflation Indexed Bonds — The Portfolio may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Portfolio will not receive the principal until sold or maturity.

9

INTERMEDIATE TERM BOND PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Interest income is recognized on the accrual basis. Premiums and discounts are amortized daily for both financial and tax purposes.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets.

Dividends and Distributions — Dividends from net investment income and net realized capital gains will normally be declared and reinvested annually in additional full and fractional shares. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

3.  Investment Advisory Fees and Transactions with Affiliates

Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America (“Investment Adviser” or “MONY America”), a wholly-owned subsidiary of The MONY Life Insurance Company (“MONY”), the Investment Adviser provides investment advice and related services for the Portfolio, administers the overall day-to-day affairs of the Portfolio, bears all expenses associated with the compensation of the directors and officers of the Portfolio who are affiliates of the Investment Adviser.

For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of the Portfolio; 0.35% of the next $400,000,000 of the average daily net assets of the Portfolio; and 0.30% of the average daily net assets of the Portfolio in excess of $800,000,000.

Effective June 1, 2003 MONY America entered into a subadvisory agreement with MONY Capital Management, Inc. (the “Subadviser”), a wholly-owned subsidiary of The MONY Group Inc., for the Portfolio. The advisory fee is paid to MONY America, which pays a portion of the fee to the Subadviser. For the period from June 1, 2003 to December 31, 2003, MONY America incurred subadvisory fees payable to the Subadviser of $71,172.

Enterprise Capital Management, Inc. (“ECM”), a wholly-owned subsidiary of MONY, provides administrative services to the Portfolio. For its services ECM receives an administrative fee, payable monthly and computed at the annual rate of 0.07% of the first $250,000,000 of the average daily net assets of the Portfolio; 0.05% of the next $250,000,000 of the average daily net assets of the Portfolio; and 0.03% of the average daily net assets of the Portfolio in excess of $500,000,000 of the average daily net assets of the Portfolio.

MONY America has contractually agreed to limit the Portfolio’s expenses through April 30, 2004 to an annual expense ratio of 0.75%.

4.  Capital Stock

The Fund has two billion authorized shares of capital stock with a par value of $0.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios of which 150 million shares are assigned to the Portfolio. The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

10

INTERMEDIATE TERM BOND PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

5.  Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	Purchases	Sales

U.S. Government/Agency Obligations	$5,171,203	$18,205,241

Other Obligations	5,984,950	85,345,759

6.  Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

7.  Federal Tax Information

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. At times, these differences are due to differing treatments for paydowns and capital loss carryforwards utilized.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions

2003	$3,870,899	—	$3,870,899

2002	3,153,769	—	3,153,769

The tax character of distributable earnings/accumulated losses as of December 31, 2003, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Expiration

$3,538,203	—	$3,634,976	$341,070	2009

11

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$87,356,614	$3,757,041	$122,065	$3,634,976

8.  Estimated Loss Contingency on Security

During 2003, The Enron Corp. bankruptcy court sought to recoup proceeds from the Portfolio’s $599,178 early disposition of Enron Corp. commercial paper in 2001. In 2003, based upon current available information, the Portfolio recorded an estimated loss contingency of $449,384, which has been reflected in the Statement of Operations as a realized loss. This matter may not be resolved for a period of time over one year. As of December 31, 2003, no cash disbursements have been required to be paid to the bankruptcy court.

9.  Subsequent Event

On February 4, 2004, the Board of Directors approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of MONY America) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

12

Report of Independent Auditors

To the Board of Directors of

MONY Series Fund, Inc. and Shareholders of

Intermediate Term Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Term Bond Portfolio (one of the portfolios constituting MONY Series Fund, Inc., hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

13

DIRECTORS AND OFFICERS

NAME, ADDRESS AND (YEAR OF BIRTH)	POSITIONS HELD (YEAR ELECTED)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Joel Davis Westport, CT (1934)	Director (1984); Audit Committee Member (2002)	President, Architectural Designs, Inc.; Partner, Davis/Herschbein & Associates, LLC	7	—

Michael J. Drabb Convent Station, NJ (1933)	Director (1984); Audit Committee Member (2002)	Retired Executive Vice President, O’Brien Asset Management	7	Mainstay VP Series Fund; NYL Settlement Corp.

Alan J. Hartnick New York, NY (1930)	Director (1994); Audit Committee Member (2002)	Partner, Abelman, Frayne & Schwab, Attorneys-At-Law	7	—

Floyd L. Smith Naples, FL (1931)	Director (1984); Audit Committee Chairman (2002)	Retired Vice Chairman and Chief Investment Officer, MONY	7	Empire Fidelity Investments Life Insurance Company

INTERESTED PARTIES:

Kenneth M. Levine New York, NY (1946)	Chairman (1991); President (1992); Director (1991)	Executive Vice President and Chief Investment Officer, The MONY Group, Inc. and MONY; Executive Vice President, MONY America	7	The MONY Group Inc. and various affiliates

Phillip G. Goff Atlanta, GA (1963)	Controller (2000)	Senior Vice President and CFO, EFD; Vice President and CFO, ECM, EAT, and EGF; Controller, MSF	—	—

John C. Norton New York, NY (1946)	Vice President— Compliance (2002)	Chief Compliance Officer-MONY Securities Corporation; 1996-2001 Assistant Vice President-Compliance, MONY; Vice President-Compliance, MSF	—	—

David Weigel New York, NY (1946)	Treasurer (1991)	Vice President and Treasurer of MONY and various affiliates	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary (2003)	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, MSF, EGF and EAT	—	—

Footnotes:

EAT-Enterprise Accumulation Trust	EGF plc-Enterprise Global Funds plc

ECM-Enterprise Capital Management, Inc.	MONY-The MONY Life Insurance Company

EFD-Enterprise Fund Distributors, Inc.	MONY America-MONY Life Insurance Company of America

EGF-The Enterprise Group of Funds, Inc.	MSF-Mony Series Fund, Inc.

The MONY Series Fund, Inc. Statement of Additional Information (SAI) includes additional information about Fund directors and is available by calling 1-800-487-6669.

14

Investment Adviser

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

Principal Underwriter and Distributor

MONY Securities Corporation

1740 Broadway

New York, New York 10019

Custodian and Transfer Agent

State Street Bank and Trust Company

P.O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

15

MONY SERIES FUND, INC.

Long Term Bond Portfolio

MONY Capital Management, Inc.

New York, New York

Investment Management

MONY Life Insurance Company of America is the registered investment adviser for MONY Series Fund, Inc.

MONY Capital Management, Inc. (“MONY Capital”) is subadviser to the Long Term Bond Portfolio. MONY Capital manages approximately $12.8 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The objective of the Long Term Bond Portfolio is maximum income and capital appreciation through the investment in long-maturity debt obligations.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the year ended December 31, 2003, the Portfolio returned 4.81%. The Portfolio underperformed its benchmark, the Lehman Brothers Long Government/Credit Index, which returned 5.88%.

Average Annual Total Returns — Periods ending December 31, 2003
	One Year	Five Year	Ten Year

MONY Series Fund, Inc. Long Term Bond Portfolio	4.81%	6.30%	7.51%

Lehman Brothers Long Government/Credit Bond Index*	5.88%	6.94%	8.03%

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The Lehman Brothers Long Government/Credit Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Credit Index and Government Bond Index that have maturities of ten years or longer. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

1

How would you describe the investment environment during the period?

Anxiety accompanying the buildup to war in Iraq early in the year dampened U.S. growth prospects and kept downward pressure on market interest rates. However, partial resolution of that conflict, and significant fiscal and monetary stimulus kindled equity market gains, and a strong second-half recovery. Within the fixed-income market, corporate bonds were the main beneficiaries in the much improved economy and outperformed U.S. Government Agencies and Treasuries. Corporate spreads (or risk premium) compressed to levels not seen since the late 1990’s. As interest rates stabilized and economic growth surprised on the upside, investors reached for higher yielding securities and in general, lower quality bonds outperformed those of higher quality issuers.

What strategies affected Portfolio performance during the period?

MONY Capital reduced the Portfolio’s sensitivity toward interest rate movements or duration in response to data depicting a stronger than expected economic growth. Additional exposure to economically sensitive sectors was added such as Johnson Controls, Inc. and BHP Billion+ Finance. Periodically, MONY Capital took advantage of newly issued securities in sectors that represented good value, such as Valero Energy Corporation.

What changes were made to the Portfolio over the period?

In anticipation of gradually increasing interest rates resulting from stronger than expected economic strength, greater market liquidity, and lower risk aversion, MONY Capital reduced the Portfolio’s sensitivity to changes in interest rates or duration by selling U.S. Treasury positions. Also, securities held in the front end of the yield curve in the five-year sectors were sold as MONY Capital anticipated the yield curve to shift flatter with short-term rates moving up faster than long-term rates.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

2

MONY SERIES FUND, INC.

Long Term Bond Portfolio

Portfolio of Investments

December 31, 2003

U. S. Treasury Obligations — 34.85%	Principal Amount	Value

U.S. Treasury Bonds — 34.85%
8.125% due 08/15/19 (o)	$4,000,000	$5,404,376
5.50% due 11/15/21 (P/O)	13,000,000	4,963,985
7.25% due 08/15/22 (o)	3,000,000	3,787,149
6.625% due 02/15/27 (o)	8,500,000	10,155,180
3.625% due 04/15/28 (TIPS)	1,143,930	1,417,759
5.50% due 08/15/28 (o)	6,000,000	6,251,490
6.25% due 05/15/30 (o)	5,000,000	5,771,485

		37,751,424

Total U. S. Treasury Obligations
(Identified cost $36,844,989)		37,751,424

Corporate Bonds — 45.88%

Financial Institutions — 10.46%
Aetna Inc.
7.625% due 08/15/26	1,000,000	1,144,579
Associates Corporation North America,
6.95% due 11/01/18	1,000,000	1,151,958
BB&T Corporation
6.50% due 08/01/11	1,000,000	1,124,034
BHP Billiton Finance
4.80% due 04/15/13	1,000,000	1,004,410
Household Finance Corporation
6.375% due 10/15/11	1,000,000	1,102,889
Household Finance Corporation
7.625% due 05/17/32	1,000,000	1,212,994
MBIA Inc.
7.15% due 07/15/27	1,000,000	1,091,779
Suntrust Bank
5.45% due 12/01/17	1,000,000	1,031,707
Swiss Bank Corporation
7.75% due 09/01/26	2,000,000	2,469,990

		11,334,340

Industrial — 29.07%
Albertsons Inc.
8.00% due 05/01/31	1,000,000	1,161,117
Anheuser-Busch Companies Inc.
6.00% due 11/01/41	1,000,000	1,023,418
AOL Time Warner Inc.
7.70% due 05/01/32	1,000,000	1,171,521
Boeing Company
8.625% due 11/15/31	1,000,000	1,318,793
Bottling Group
4.625% due 11/15/12	1,000,000	996,353
Burlington Northern Santa Fe Corporation,
6.75% due 03/15/29	1,000,000	1,082,307
Cingular Wireless
7.125% due 12/15/31	1,000,000	1,082,042
Columbia/HCA Healthcare Corporation,
7.69% due 06/15/25	1,000,000	1,058,142
Comcast Cable Communications
7.125% due 06/15/13	1,000,000	1,138,705
Conagra Inc.
8.25% due 09/15/30	1,000,000	1,258,715
ConocoPhillips
5.90% due 10/15/32	1,000,000	1,006,120
Deluxe Corporation
5.00% due 12/15/12	1,000,000	1,015,462

	Principal Amount	Value

Exelon Corporation
6.75% due 05/01/11	$1,000,000	$1,118,875
Federal Express Corporation Pass Through,
7.50% due 01/15/18	1,767,583	2,022,735
Ford Motor Company
6.375% due 02/01/29	2,000,000	1,789,484
General Electric Company
5.00% due 02/01/13	1,000,000	1,013,167
Goodrich Corporation
7.625% due 12/15/12	1,000,000	1,157,269
Johnson Controls
4.875% due 09/15/13	1,000,000	1,010,717
Kraft Foods Inc.
6.25% due 06/01/12	1,000,000	1,091,658
Lockheed Martin Corporation
7.65% due 05/01/16	1,000,000	1,217,470
Target Corporation
5.875% due 03/01/12	1,000,000	1,087,098
Tenet Healthcare Corporation
6.875% due 11/15/31	1,000,000	900,000
Texaco Capital Inc.
9.75% due 03/15/20	1,000,000	1,457,519
Transcanada Pipelines Ltd.
4.00% due 06/15/13	1,000,000	934,535
Tyco International Group
7.00% due 06/15/28	2,000,000	2,087,500
United Parcel Service America Inc.,
8.375% due 04/01/20	1,000,000	1,292,630

		31,493,352

Utilities — 6.35%
GTE North Inc.
7.625% due 05/15/26	1,000,000	1,065,035
Interamerican Development Bank
6.80% due 10/15/25	1,000,000	1,162,839
National Rural Utilities Cooperative Finance,
5.70% due 01/15/10	1,000,000	1,088,637
Progress Energy Inc.
7.10% due 03/01/11	1,000,000	1,128,548
Verizon Global Funding Corporation,
7.75% due 12/01/30	1,000,000	1,179,069
Viacom Inc.
7.875% due 07/30/30	1,000,000	1,247,836

		6,871,964

Total Corporate Bonds
(Identified cost $45,655,775)		49,699,656

Yankee Bonds — 3.41%

Hydro Quebec
8.50% due 12/01/29	1,000,000	1,376,231
Legrand
8.50% due 02/15/25	1,000,000	1,061,250
Province of British Columbia
7.25% due 09/01/36	1,000,000	1,258,175

		3,695,656

Total Yankee Bonds
(Identified cost $3,036,628)		3,695,656

3

MONY SERIES FUND, INC.

Long Term Bond Portfolio

Portfolio of Investments — (Continued)

December 31, 2003

Agency Obligations — 8.19%	Principal Amount	Value

Fannie Mae — 3.66%
6.25% due 02/01/11	$1,000,000	$1,107,051
6.625% due 11/15/30	2,500,000	2,851,715

		3,958,766

Federal Agencies — 2.03%
Tennessee Valley Authority
6.00% due 03/15/13	2,000,000	2,201,032

Freddie Mac — 2.50%
6.375% due 08/01/11	1,000,000	1,070,877
6.25% due 07/15/32	1,500,000	1,636,924

		2,707,801

Total Agency Obligations
(Identified cost $8,411,145)		8,867,599

Short-Term Agency Obligations — 0.37%

Freddie Mac Discount Notes
1.06% due 01/14/04 (e)	400,000	399,847

Total Short-Term Agency Obligations
(Identified cost $399,847)		399,847

Commercial Paper — 5.79%

Daimlerchrysler Holding Corporation,
1.32% due 01/14/04	2,362,000	2,360,874
General Motors Acceptance Corporation,
1.38% due 01/16/04	556,000	555,681
John Deere Capital Company
1.18% due 01/16/04	2,300,000	2,298,869
Rabobank USA Financial Corporation,
1.07% due 01/13/04	1,060,000	1,059,622

		6,275,046

Total Commercial Paper
(Identified cost $6,275,046)		6,275,046

	Number of Units or Principal Amount	Value

Short-Term Investment — 21.11%

Securities Lending Quality Trust (s)	22,870,316	$ 22,870,316

Total Short-Term Investment
(Identified cost $22,870,316)		22,870,316

Repurchase Agreement — 0.33%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Maturity Value $360,014 Collateral U.S. Treasury Note $340,000, 6.75% due 5/15/05 Value $370,226	$360,000	360,000

Total Repurchase Agreement
(Identified cost $360,000)		360,000

Total Investments
(Identified cost $123,853,746)		$129,919,544

Other Assets Less Liabilities — (19.93)%		(21,594,544)

Net Assets — 100%		$108,325,000

(e)  The rate shown is the current effective yield.

(o)  Security, or portion thereof, out on loan at December 31, 2003.

(s)  Represents investment of cash collateral received from securities on loan (see Note 6).

(P/O)  Principal-only stripped security. The rate shown is the current effective yield.

(TIPS)  Treasury Inflation Protected Security. Principal amount of security is periodically adjusted for inflation.

See notes to financial statements.

4

MONY SERIES FUND, INC.

Long Term Bond Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $22,366,428 (Note 6)	$129,919,544

Cash	676

Receivable for fund shares sold	3,619

Investment income receivable	1,501,065

Other assets	7,880

Total assets	131,432,784

Liabilities:

Payable for fund shares redeemed	154,256

Payable upon return of securities loaned (Note 6)	22,870,316

Investment advisory fees payable	46,467

Administration fees payable	6,505

Accrued expenses and other liabilities	30,240

Total liabilities	23,107,784

Net assets	$108,325,000

Analysis of net assets:

Paid-in capital	$94,858,093

Undistributed (accumulated) net investment income (loss)	5,493,253

Undistributed (accumulated) net realized gain (loss)	1,907,856

Unrealized appreciation (depreciation)	6,065,798

Net assets	$108,325,000

Fund shares outstanding	7,537,018

Net asset value per share	$14.37

Investments at cost	$123,853,746

See notes to financial statements.

5

MONY SERIES FUND, INC.

Long Term Bond Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Interest	$6,269,476

Securities lending income	14,918

Total investment income	6,284,394

Expenses:

Investment advisory fees	591,448

Administration fees	82,803

Custodian and fund accounting fees	37,344

Audit and legal fees	24,828

Reports to shareholders	15,299

Directors’ fees	14,863

Transfer agent fees	3,869

Other expenses	10,463

Total expenses	780,917

Net investment income (loss)	5,503,477

Realized and unrealized gain (loss) — net:

Net realized gain (loss) on investments	1,907,857

Net change in unrealized gain (loss) on investments	(2,000,865)

Net realized and unrealized gain (loss)	(93,008)

Net increase (decrease) in net assets resulting from operations	$5,410,469

See notes to financial statements.

6

MONY SERIES FUND, INC.

Long Term Bond Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002

From operations:

Net investment income (loss)	$5,503,477	$6,408,695

Net realized gain (loss)	1,907,857	2,223,898

Net change in unrealized gain (loss)	(2,000,865)	7,621,603

Increase (decrease) in net assets resulting from operations	5,410,469	16,254,196

Distributions to shareholders from:

Net investment income	(6,418,907)	(6,330,781)

Net realized gain on investments	(44,410)	—

Total distributions to shareholders	(6,463,317)	(6,330,781)

From capital share transactions:

Shares sold	18,722,822	32,938,345

Reinvestment of distributions	6,463,317	6,330,781

Shares redeemed	(34,740,864)	(61,976,741)

Total increase (decrease) in net assets resulting from capital share transactions	(9,554,725)	(22,707,615)

Total increase (decrease) in net assets	(10,607,573)	(12,784,200)

Net assets:

Beginning of period	118,932,573	131,716,773

End of period	$108,325,000	$118,932,573

Capital share activity:

Shares issued	1,265,735	2,440,967

Shares issued in reinvestment of distributions	454,204	505,653

Shares redeemed	(2,370,869)	(4,605,268)

Net increase (decrease)	(650,930)	(1,658,648)

Undistributed (accumulated) net investment income (loss)	$5,493,253	$6,408,683

See notes to financial statements.

7

MONY SERIES FUND, INC.

Long-Term Bond Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Years Ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$14.53	$13.38	$13.27	$12.32	$14.17

Income from investment operations:

Net investment income (loss) (a)	0.69	0.68	0.70	0.74	0.74

Net realized and unrealized gain (loss) on investments	0.00 (b)	1.10	0.12	1.08	(1.80)

Total from investment operations	0.69	1.78	0.82	1.82	(1.06)

Less dividends and distributions:

Dividends from net investment income	(0.84)	(0.63)	(0.71)	(0.87)	(0.53)

Distributions from capital gains	(0.01)	—	—	—	(0.26)

Total distributions	(0.85)	(0.63)	(0.71)	(0.87)	(0.79)

Net asset value, end of period	$14.37	$14.53	$13.38	$13.27	$12.32

Total return	4.81%	14.06%	6.28%	15.61%	(7.60)%

Net assets, end of period (in thousands)	$108,325	$118,933	$131,717	$102,733	$105,317

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.66%	0.64%	0.62%	0.60%	0.55%

Ratio of expenses to average net assets	0.66%	0.64%	0.62%	0.59%	0.55%

Ratio of net investment income (loss) to average net assets	4.65%	5.03%	5.25%	6.02%	5.68%

Portfolio turnover rate	18%	30%	39%	19%	43%

(a)	Based on average shares outstanding.
(b)	Less than $0.01 per share.

See notes to financial statements.

8

LONG TERM BOND PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2003

1.  Organization and Business

The Long Term Bond Portfolio (the “Portfolio”) is a series of MONY Series Fund, Inc. (the “Fund”), a Maryland corporation organized on December 14, 1984, and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company composed of seven separate investment portfolios. The Fund (and in some cases only certain portfolios of the Fund) is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the net assets of that portfolio and will have no interest in the net assets of any other portfolio.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Valuation of Investments — Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but have no current day sales and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day.

Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Inflation Indexed Bonds — The Portfolio may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal

9

LONG TERM BOND PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Portfolio will not receive the principal until sold or maturity.

Collateralized Mortgage Obligations — As part of its investment programs, the Portfolio may invest in collateralized mortgage obligations (“CMOs”). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Interest income is recognized on the accrual basis. Premiums and discounts are amortized daily for both financial and tax purposes.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets.

Dividends and Distributions — Dividends from net investment income and net realized capital gains will normally be declared and reinvested annually in additional full and fractional shares. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

3.  Investment Advisory Fees and Transactions with Affiliates

Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America (“Investment Adviser” or “MONY America”), a wholly-owned subsidiary of The MONY Life Insurance Company (“MONY”), the Investment Adviser provides investment advice and related services for the Portfolio, administers the overall day-to-day affairs of the Portfolio, bears all expenses associated with the compensation of the directors and officers of the Portfolio who are affiliates of the Investment Adviser.

For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of the Portfolio; 0.35% of the next $400,000,000 of the average daily net assets of the Portfolio; and 0.30% of the average daily net assets of the Portfolio in excess of $800,000,000.

Effective June 1, 2003 MONY America entered into a subadvisory agreement with MONY Capital Management, Inc. (the “Subadviser”), a wholly-owned subsidiary of The MONY Group Inc., for the Portfolio. The advisory fee is paid to MONY America, which pays a portion of the fee to the Subadviser. For the period from June 1, 2003 to December 31, 2003, MONY America incurred subadvisory fees payable to the Subadviser of $101,985.

Enterprise Capital Management, Inc. (“ECM”), a wholly-owned subsidiary of MONY, provides administrative services to the Portfolio. For its services ECM receives an administrative fee, payable monthly and computed at the annual rate of 0.07% of the first $250,000,000 of the average daily net assets of the Portfolio; 0.05% of the next $250,000,000 of the average daily net assets of the Portfolio; and 0.03% of the average daily net assets of the Portfolio in excess of $500,000,000 of the average daily net assets of the Portfolio.

10

LONG TERM BOND PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

MONY America has contractually agreed to limit the Portfolio’s expenses through April 30, 2004 to an annual expense ratio of 0.75%.

4.  Capital Stock

The Fund has two billion authorized shares of capital stock with a par value of $0.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios of which 150 million shares are assigned to the Portfolio. The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

5.  Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	Purchases	Sales

U.S. Government / Agency Obligations	$8,876,613	$13,400,888

Other Obligations	10,316,926	13,288,087

6.  Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

7.  Federal Tax Information

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. At times, these differences are due to differing treatments for defaulted bond interest.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions

2003	$6,418,907	$44,410	$6,463,317

2002	6,330,781	—	6,330,781

11

LONG TERM BOND PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

The tax character of distributable earnings/accumulated losses as of December 31, 2003, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward

$5,618,414	$1,782,695	$6,065,798	—

At December 31, 20003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$123,853,746	$7,304,496	$1,238,698	$6,065,798

8.  Subsequent Event

On February 4, 2004, the Board of Directors approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of MONY America) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

12

Report of Independent Auditors

To the Board of Directors of

MONY Series Fund, Inc. and Shareholders of

Long Term Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Long Term Bond Portfolio (one of the portfolios constituting MONY Series Fund, Inc., hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

13

DIRECTORS AND OFFICERS

NAME, ADDRESS AND (YEAR OF BIRTH)	POSITIONS HELD (YEAR ELECTED)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Joel Davis Westport, CT (1934)	Director (1984); Audit Committee Member (2002)	President, Architectural Designs, Inc.; Partner, Davis/Herschbein & Associates, LLC	7	—

Michael J. Drabb Convent Station, NJ (1933)	Director (1984); Audit Committee Member (2002)	Retired Executive Vice President, O’Brien Asset Management	7	Mainstay VP Series Fund; NYL Settlement Corp.

Alan J. Hartnick New York, NY (1930)	Director (1994); Audit Committee Member (2002)	Partner, Abelman, Frayne & Schwab, Attorneys-At-Law	7	—

Floyd L. Smith Naples, FL (1931)	Director (1984); Audit Committee Chairman (2002)	Retired Vice Chairman and Chief Investment Officer, MONY	7	Empire Fidelity Investments Life Insurance Company

INTERESTED PARTIES:

Kenneth M. Levine New York, NY (1946)	Chairman (1991); President (1992); Director (1991)	Executive Vice President and Chief Investment Officer, The MONY Group, Inc. and MONY; Executive Vice President, MONY America	7	The MONY Group Inc. and various affiliates

Phillip G. Goff Atlanta, GA (1963)	Controller (2000)	Senior Vice President and CFO, EFD; Vice President and CFO, ECM, EAT, and EGF; Controller, MSF	—	—

John C. Norton New York, NY (1946)	Vice President— Compliance (2002)	Chief Compliance Officer-MONY Securities Corporation; 1996-2001 Assistant Vice President-Compliance, MONY; Vice President-Compliance, MSF	—	—

David Weigel New York, NY (1946)	Treasurer (1991)	Vice President and Treasurer of MONY and various affiliates	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary (2003)	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, MSF, EGF and EAT	—	—

Footnotes:

EAT-Enterprise Accumulation Trust	EGF plc-Enterprise Global Funds plc

ECM-Enterprise Capital Management, Inc.	MONY-The MONY Life Insurance Company

EFD-Enterprise Fund Distributors, Inc.	MONY America-MONY Life Insurance Company of America

EGF-The Enterprise Group of Funds, Inc.	MSF-MONY Series Fund, Inc.

The MONY Series Fund, Inc. Statement of Additional Information (SAI) includes additional information about Fund directors and is available by calling 1-800-487-6669.

14

Investment Adviser

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

Principal Underwriter and Distributor

MONY Securities Corporation

1740 Broadway

New York, New York 10019

Custodian and Transfer Agent

State Street Bank and Trust Company

P.O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

15

MONY SERIES FUND, INC.

Government Securities Portfolio

MONY Capital Management, Inc.

New York, New York

Investment Management

MONY Life Insurance Company of America is the registered investment adviser for MONY Series Fund, Inc.

MONY Capital Management, Inc. (“MONY Capital”) is subadviser to the Government Securities Portfolio. MONY Capital manages approximately $12.8 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The objective of the Government Securities Portfolio is maximum income and capital appreciation through the investment in the highest credit quality debt obligations.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the year ended December 31, 2003, the Portfolio returned 1.70%. The Portfolio underperformed its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 2.30%.

Average Annual Total Returns — Periods ending December 31, 2003
	One Year	Five Year	Ten Year

MONY Series Fund, Inc. Government Securities Portfolio	1.70%	4.99%	5.14%

Lehman Brothers Intermediate Government Bond Index*	2.30%	6.18%	6.32%

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held U.S. Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the U.S. government with maturities of 1 to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

How would you describe the investment environment during the period?

Interest rates generally moved lower during the first half of the year, but reversed sharply higher in mid-summer on renewed confidence of an economic recovery. The last four months displayed a relatively stable interest rate environment. The lower rates of the first half fed the continuing high levels of mortgage refinancing among homeowners, and thus high levels of prepayments in Agency mortgage-backed securities. Concern about accounting restatements among government-sponsored entities resulted in periods of price volatility in their debt securities at several points.

What strategies affected Portfolio performance during the period?

The Portfolio generally maintained a relatively conservative short duration posture, meaning that it was positioned to have lesser price sensitivity to overall movements in interest rates. This led the Portfolio to participate less fully in the first half of the year bond market rally than it otherwise would have. Much of that underperformance was reversed in the second half of the year, as interest rates moved back up.

What changes were made to the Portfolio over the period?

MONY Capital added to the Portfolio’s exposure in mortgage-backed securities, in order to take advantage of the incremental yields that were available in that sector. Additional cash received from principal prepayments from portfolio holdings were re-invested in U.S. government agency debentures.

Although government securities may be guaranteed as to the timely payment of principal and interest, Portfolio shares are not insured and their value will fluctuate based on market conditions.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

MONY SERIES FUND, INC.

Government Securities Portfolio

Portfolio of Investments

December 31, 2003

Agency Obligations — 50.48%	Principal Amount	Value

Fannie Mae — 6.23%
4.632% due 01/26/04 (v)	$4,139,018	$4,184,292
5.00% due 01/20/07	1,000,000	1,001,843
6.25% due 07/19/11	1,000,000	1,025,583
6.00% due 01/18/12 (o)	2,000,000	2,072,776

		8,284,494

Federal Agencies — 31.34%
Amethyst Guaranteed
4.24% due 01/15/16	3,000,000	3,024,288
Attransco Inc. Guaranteed
6.12% due 04/01/08	990,420	1,075,397
Federal Farm Credit Banks
2.375% due 10/01/04	5,000,000	5,042,555
Federal Farm Credit Banks
4.375% due 04/15/05	5,000,000	5,187,420
Federal Farm Credit Banks
2.50% due 03/15/06 (o)	2,000,000	2,015,906
Overseas Private Investor Corporation,
1.00% due 08/15/07 (v)	2,207,698	2,347,533
Overseas Private Investor Corporation,
7.05% due 11/15/13	2,142,857	2,340,997
Private Export Funding Corporation,
7.01% due 04/30/04	2,000,000	2,039,022
Private Export Funding Corporation,
5.25% due 05/15/05	2,500,000	2,620,007
Private Export Funding Corporation,
7.65% due 05/15/06	1,000,000	1,124,012
Private Export Funding Corporation,
3.40% due 02/15/08	3,000,000	3,017,106
Small Business Administration Participation Certificate,
5.886% due 09/01/11	992,209	1,027,666
Small Business Administration Participation Certificate,
5.136% due 08/10/13	5,000,000	5,004,502
Tennessee Valley Authority
6.375% due 06/15/05	500,000	533,062
Tennessee Valley Authority
5.375% due 11/13/08	2,000,000	2,159,914
Tennessee Valley Authority
6.00% due 03/15/13	1,000,000	1,100,516
Tennessee Valley Authority
4.75% due 08/01/13	2,000,000	2,010,174

		41,670,077

Federal Home Loan Banks — 6.65%
3.25% due 08/15/05	5,000,000	5,125,115
5.50% due 02/01/32 (TBA)	3,668,275	3,717,127

		8,842,242

Freddie Mac — 3.12%
6.375% due 08/01/11 (o)	1,000,000	1,070,877
6.00% due 07/15/28	3,064,392	3,082,924

		4,153,801

	Number of Units or Principal Amount	Value

Ginnie Mae — 3.14%
7.50% due 10/15/24	$12,689	$13,686
7.00% due 09/20/28	262,019	278,965
6.00% due 12/15/31	3,730,494	3,880,854

		4,173,505

Total Agency Obligations
(Identified cost $65,500,876)		67,124,119

Asset-Backed Securities — 3.03%

Fannie Mae — 3.03%
Series 2003-T2, Class A1
1.281% due 01/25/04 (v)	4,018,113	4,021,396

Total Asset-Backed Securities
(Identified cost $4,018,114)		4,021,396

U. S. Treasury Obligations — 28.24%

U. S. Treasury Bonds — 0.85%
6.125% due 08/15/29 (o)	1,000,000	1,133,516

U. S. Treasury Notes — 27.39%
2.125% due 08/31/04 (o)	10,000,000	10,071,490
6.50% due 10/15/06 (o)	11,000,000	12,255,980
2.625% due 11/15/06 (o)	12,000,000	12,109,692
4.00% due 11/15/12 (o)	2,000,000	1,981,408

		36,418,570

Total U. S. Treasury Obligations
(Identified cost $36,588,049)		37,552,086

Short-Term Agency Obligations — 17.65%

Fannie Mae — 11.94%
1.05% due 01/09/04 (e) (o)	2,900,000	2,899,323
1.06% due 03/01/04 (e)	13,000,000	12,977,034

		15,876,357

Freddie Mac — 5.71%
1.03% due 01/13/04 (e)	7,100,000	7,097,562
1.05% due 01/26/04 (e)	500,000	499,636

		7,597,198

Total Short-Term Agency Obligations
(Identified cost $23,473,554)		23,473,555

Short-Term Investment — 21.47%

Securities Lending Quality Trust (s)	28,553,013	28,553,013

Total Short-Term Investment
(Identified cost $28,553,013)		28,553,013

MONY SERIES FUND, INC.

Government Securities Portfolio

Portfolio of Investments — (Continued)

December 31, 2003

Repurchase Agreement — 0.19%	Principal Amount	Value

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $254,010 Collateral: U.S. Treasury Bond $220,000, 10.75% due 8/15/05, Value $269,972	$254,000	$254,000

Total Repurchase Agreement
(Identified cost $254,000)		254,000

Total Investments
(Identified cost $158,387,606)		$160,978,169

Other Assets Less Liabilities — (21.06)%		(28,005,843)

Net Assets — 100%		$132,972,326

(e)  The rate shown is the effective yield.

(o)  Security, or portion thereof, out on loan at December 31, 2003.

(s)  Represents investment of cash collateral received from securities on loan (see Note 6).

(v)  Variable rate security; interest rate is as of December 31, 2003. The rate shown is the next reset date.

(TBA)  To Be Announced. Certain specific security details such as final par amount and maturity have not yet been determined.

See notes to financial statements.

MONY SERIES FUND, INC.

Government Securities Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $28,000,355 (Note 6)	$160,978,169

Cash	740

Receivable for fund shares sold	79,458

Investment income receivable	969,960

Other assets	10,044

Total assets	162,038,371

Liabilities:

Payable for fund shares redeemed	412,530

Payable upon return of securities loaned (Note 6)	28,553,013

Investment advisory fees payable	56,767

Administration fees payable	7,947

Accrued expenses and other liabilities	35,788

Total liabilities	29,066,045

Net assets	$132,972,326

Analysis of net assets:

Paid-in capital	$126,156,538

Undistributed (accumulated) net investment income (loss)	3,710,958

Undistributed (accumulated) net realized gain (loss)	514,267

Unrealized appreciation (depreciation)	2,590,563

Net assets	$132,972,326

Fund shares outstanding	11,369,055

Net asset value per share	$11.70

Investments at cost	$158,387,606

See notes to financial statements.

MONY SERIES FUND, INC.

Government Securities Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Interest	$4,636,557

Securities lending income	16,042

Total investment income	4,652,599

Expenses:

Investment advisory fees	710,795

Administration fees	99,511

Custodian and fund accounting fees	41,588

Audit and legal fees	31,702

Reports to shareholders	23,558

Directors’ fees	17,873

Transfer agent fees	4,733

Other expenses	14,988

Total expenses	944,748

Net investment income (loss)	3,707,851

Realized and unrealized gain (loss) — net:

Net realized gain (loss) on investments	741,052

Net change in unrealized gain (loss) on investments	(2,143,631)

Net realized and unrealized gain (loss)	(1,402,579)

Net increase (decrease) in net assets resulting from operations	$2,305,272

See notes to financial statements.

MONY SERIES FUND, INC.

Government Securities Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002

From operations:

Net investment income (loss)	$3,707,851	$3,686,319

Net realized gain (loss)	741,052	(202)

Net change in unrealized gain (loss)	(2,143,631)	3,472,509

Increase (decrease) in net assets resulting from operations	2,305,272	7,158,626

Distributions to shareholders from:

Net investment income	(3,692,028)	(3,007,128)

Total distributions to shareholders	(3,692,028)	(3,007,128)

From capital share transactions:

Shares sold	35,726,121	69,931,965

Reinvestment of distributions	3,692,027	3,007,128

Shares redeemed	(44,749,389)	(23,751,643)

Total increase (decrease) in net assets resulting from capital share transactions	(5,331,241)	49,187,450

Total increase (decrease) in net assets	(6,717,997)	53,338,948

Net assets:

Beginning of period	139,690,323	86,351,375

End of period	$132,972,326	$139,690,323

Capital share activity:

Shares issued	3,015,285	6,079,106

Shares issued in reinvestment of distributions	316,098	271,892

Shares redeemed	(3,779,225)	(2,067,701)

Net increase (decrease)	(447,842)	4,283,297

Undistributed (accumulated) net investment income (loss)	$3,710,958	$3,692,028

See notes to financial statements.

MONY SERIES FUND, INC.

Government Securities Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Years Ended December 31,
	2003	2002	2001	2000		1999

Net asset value, beginning of period	$11.82	$11.46	$11.29	$10.91		$11.17

Income from investment operations:

Net investment income (loss) (a)	0.31	0.38	0.51	0.58		0.56

Net realized and unrealized gain (loss) on investments	(0.11)	0.35	0.21	0.42		(0.49)

Total from investment operations	0.20	0.73	0.72	1.00		0.07

Less dividends and distributions:

Dividends from net investment income	(0.32)	(0.37)	(0.55)	(0.62)		(0.33)

Distributions from net capital gains	—	—	—	(0.00	)(b)	(0.00	)(b)

Total distributions	(0.32)	(0.37)	(0.55)	(0.62)		(0.33)

Net asset value, end of period	$11.70	$11.82	$11.46	$11.29		$10.91

Total return	1.70%	6.57%	6.58%	9.70%		0.66%

Net assets, end of period (in thousands)	$132,972	$139,690	$86,351	$53,409		$57,337

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.66%	0.65%	0.62%	0.61%		0.58%

Ratio of expenses to average net assets	0.66%	0.65%	0.62%	0.61%		0.57%

Ratio of net investment income (loss) to average net assets	2.61%	3.30%	4.48%	5.41%		5.09%

Portfolio turnover rate	32%	10%	20%	8%		8%

(a)	Based on average shares outstanding.
(b)	Less than $0.01 per share.

See notes to financial statements.

GOVERNMENT SECURITIES PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2003

1.  Organization and Business

The Government Securities Portfolio (the “Portfolio”) is a component portfolio of MONY Series Fund, Inc. (the “Fund”), a Maryland corporation organized on December 14, 1984, and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company composed of seven separate investment portfolios. The Fund (and in some cases only certain portfolios of the Fund) is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the net assets of that portfolio and will have no interest in the net assets of any other portfolio.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Valuation of Investments — Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but have no current day sales and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service.

Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Inflation Indexed Bonds — The Portfolio may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Portfolio will not receive the principal until sold or maturity.

GOVERNMENT SECURITIES PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

Collateralized Mortgage Obligations — As part of its investment programs, the Portfolio may invest in collateralized mortgage obligations (“CMOs”). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Interest income is recognized on the accrual basis. Premiums and discounts are amortized daily for both financial and tax purposes.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets.

Dividends and Distributions — Dividends from net investment income and net realized capital gains will normally be declared and reinvested annually in additional full and fractional shares. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

3.  Investment Advisory Fees and Transactions with Affiliates

Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America (“Investment Adviser” or “MONY America”), a wholly-owned subsidiary of The MONY Life Insurance Company (“MONY”), the Investment Adviser provides investment advice and related services for the Portfolio, administers the overall day-to-day affairs of the Portfolio, bears all expenses associated with the compensation of the directors and officers of the Portfolio who are affiliates of the Investment Adviser.

For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of the Portfolio; 0.35% of the next $400,000,000 of the average daily net assets of the Portfolio; and 0.30% of the average daily net assets of the Portfolio in excess of $800,000,000.

Effective June 1, 2003 MONY America entered into a subadvisory agreement with MONY Capital Management, Inc., (the “Subadviser”) a wholly-owned subsidiary of The MONY Group Inc., for the Portfolio. The advisory fee is paid to MONY America, which pays a portion of the fee to the Subadviser. For the period from June 1, 2003 to December 31, 2003, MONY America incurred subadvisory fees payable to the Subadviser of $122,911.

Enterprise Capital Management, Inc. (“ECM”), a wholly-owned subsidiary of MONY, provides administrative services to the Portfolio. For its services ECM receives an administrative fee, payable monthly and computed at the annual rate of 0.07% of the first $250,000,000 of the average daily net assets of the Portfolio; 0.05% of the next $250,000,000 of the average daily net assets of the Portfolio; and 0.03% of the average daily net assets of the Portfolio in excess of $500,000,000 of the average daily net assets of the Portfolio.

MONY America has contractually agreed to limit the Portfolio’s expenses through April 30, 2004 to an annual expense ratio of 0.75%.

GOVERNMENT SECURITIES PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

4.  Capital Stock

The Fund has two billion authorized shares of capital stock with a par value of $0.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios of which 150 million shares are assigned to the Portfolio. The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

5.  Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	Purchases	Sales

U.S. Government / Agency Obligations	$43,745,091	$31,777,453

Other Obligations	13,099,702	423,992

6.  Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

7.  Federal Tax Information

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. At times, these differences are due to differing treatments for paydowns and capital loss carryforwards utilized.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions

2003	$3,692,028	—	$3,692,028

2002	3,007,128	—	3,007,128

GOVERNMENT SECURITIES PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

The tax character of distributable earnings/accumulated losses as of December 31, 2003, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward

$3,710,958	$514,267	$2,590,563	—

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$158,387,606	$2,809,817	$219,254	$2,590,563

8.  Subsequent Event

On February 4, 2004, the Board of Directors approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of MONY America) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

Report of Independent Auditors

To the Board of Directors of

MONY Series Fund, Inc. and Shareholders of

Government Securities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Government Securities Portfolio (one of the portfolios constituting MONY Series Fund, Inc., hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

DIRECTORS AND OFFICERS

NAME, ADDRESS AND (YEAR OF BIRTH)	POSITIONS HELD (YEAR ELECTED)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Joel Davis Westport, CT (1934)	Director (1984); Audit Committee Member (2002)	President, Architectural Designs, Inc.; Partner, Davis/Herschbein & Associates, LLC	7	—

Michael J. Drabb Convent Station, NJ (1933)	Director (1984); Audit Committee Member (2002)	Retired Executive Vice President, O’Brien Asset Management	7	Mainstay VP Series Fund; NYL Settlement Corp.

Alan J. Hartnick New York, NY (1930)	Director (1994); Audit Committee Member (2002)	Partner, Abelman, Frayne & Schwab, Attorneys-At-Law	7	—

Floyd L. Smith Naples, FL (1931)	Director (1984); Audit Committee Chairman (2002)	Retired Vice Chairman and Chief Investment Officer, MONY	7	Empire Fidelity Investments Life Insurance Company

INTERESTED PARTIES:

Kenneth M. Levine New York, NY (1946)	Chairman (1991); President (1992); Director (1991)	Executive Vice President and Chief Investment Officer, The MONY Group, Inc. and MONY; Executive Vice President, MONY America	7	The MONY Group Inc. and various affiliates

Phillip G. Goff Atlanta, GA (1963)	Controller (2000)	Senior Vice President and CFO, EFD; Vice President and CFO, ECM, EAT, and EGF; Controller, MSF	—	—

John C. Norton New York, NY (1946)	Vice President— Compliance (2002)	Chief Compliance Officer-MONY Securities Corporation; 1996-2001 Assistant Vice President-Compliance, MONY; Vice President-Compliance, MSF	—	—

David Weigel New York, NY (1946)	Treasurer (1991)	Vice President and Treasurer of MONY and various affiliates	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary (2003)	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, MSF, EGF and EAT	—	—

Footnotes:

EAT-Enterprise Accumulation Trust	EGF plc-Enterprise Global Funds plc

ECM-Enterprise Capital Management, Inc.	MONY-The MONY Life Insurance Company

EFD-Enterprise Fund Distributors, Inc.	MONY America-MONY Life Insurance Company of America

EGF-The Enterprise Group of Funds, Inc.	MSF-MONY Series Fund, Inc.

The MONY Series Fund, Inc. Statement of Additional Information (SAI) includes additional information about Fund directors and is available by calling 1-800-487-6669.

Investment Adviser

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

Principal Underwriter and Distributor

MONY Securities Corporation

1740 Broadway

New York, New York 10019

Custodian and Transfer Agent

State Street Bank and Trust Company

P.O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

MONY SERIES FUND, INC.

Money Market Portfolio

Portfolio of Investments

December 31, 2003

Commercial Paper — 38.88%	Principal Amount	Value

Baxter International Inc.
1.15% due 01/28/04 (144A)	$1,836,000	$1,834,416
CIT Group Inc.
1.08% due 01/23/04	2,047,000	2,045,649
Countrywide Funding Corporation
1.12% due 01/09/04	2,470,000	2,469,385
DaimlerChrysler
1.36% due 01/15/04	2,000,000	1,998,942
Dexia
1.09% due 01/05/04	10,779,000	10,777,695
Dominion Resources Inc.
1.18% due 01/14/04 (144A)	2,000,000	1,999,148
FPL Group Capital Inc.
1.10% due 01/09/04 (144A)	2,969,000	2,968,274
General Electric Capital Corporation 1.09% due 01/06/04	3,125,000	3,124,527
General Motors Acceptance Corporation
1.38% due 01/15/04	2,000,000	1,998,927
Golden Funding Corporation
1.11% due 01/15/04 (144A)	4,087,000	4,085,236
Household Finance Corporation
1.10% due 01/09/04	4,400,000	4,398,924
Lockhart Funding
1.19% due 02/02/04 (144A)	11,853,000	11,840,462
Montauk Funding Corporation
1.10% due 01/05/04 (144A)	10,008,000	10,006,777
Morgan Stanley Dean Witter Company
1.08% due 02/03/04	8,187,000	8,178,895
Province of Quebec
1.07% due 01/26/04	10,000,000	9,992,570
Three Pillars Funding Corporation
1.10% due 01/12/04 (144A)	10,579,000	10,575,444
Toronto Dominion Holdings Inc.
1.08% due 01/23/04	2,282,000	2,280,494
Windmill Funding Corporation
1.08% due 01/09/04 (144A)	1,069,000	1,068,743

Total Commercial Paper
(Identified cost $91,644,508)		91,644,508

Short-Term Corporate Notes — 35.87%

American Express Credit Corporation 1.20% due 01/05/04 (v)	3,000,000	3,000,000
American Express Credit Corporation 1.119% due 01/22/04 (v)	6,400,000	6,400,000
Caterpillar Financial Services
1.25% due 01/12/04 (v)	6,000,000	6,000,000
Coca Cola Enterprises Inc.
1.411% due 01/26/04 (v)	5,000,000	5,004,020
Credit Suisse First Boston
1.159% due 01/21/04 (v)	8,000,000	8,000,000
FCC National Bank
1.33% due 02/10/04	4,200,000	4,201,067
Fleetboston Financial Corporation
1.45% due 02/20/04 (v)	8,550,000	8,552,399
General Electric Capital Corporation
1.23% due 01/19/04 (v)	3,850,000	3,850,000
Goldman Sachs Group
1.24% due 01/02/04 (v)	6,000,000	6,000,000
Goldman Sachs Group
1.40% due 01/15/04 (v)	5,000,000	5,000,000
International Lease Finance Corporation
1.48% due 03/08/04 (v)	4,000,000	4,000,000

	Principal Amount	Value

Merrill Lynch & Company Inc.
1.295% due 01/12/04 (v)	$4,000,000	$4,000,000
National Rural Utilities Cooperative
1.321% due 03/10/04 (v)	5,000,000	5,000,000
SBC Communications Inc.
4.18% due 06/05/04 (144A)	3,000,000	3,037,351
SLM Corporation
1.173% due 01/02/04 (v) (144A)	5,000,000	4,997,814
Tannehill Capital Company
1.14% due 01/23/04 (v) (144A)	7,500,000	7,499,954

Total Short-Term Corporate Notes
(Identified cost $84,542,605)		84,542,605

Certificates of Deposit — 8.00%

Barclays Bank
1.10% due 01/09/04	10,000,000	10,000,011
Canadian Imperial Bank
1.46% due 11/17/04	4,600,000	4,599,596
Wells Fargo Bank
1.08% due 01/09/04	4,250,000	4,250,000

Total Certificates of Deposit
(Identified cost $18,849,607)		18,849,607

Agency Obligations — 17.17%

Fannie Mae
6.50% due 08/15/04	6,000,000	6,196,177
Fannie Mae
1.25% due 08/30/04	7,000,000	7,000,000
Fannie Mae
1.30% due 08/30/04	7,525,000	7,519,010
Fannie Mae
1.60% due 12/29/04	7,000,000	7,000,000
Fannie Mae
1.09% due 06/09/05	4,250,000	4,248,256
Freddie Mac
1.40% due 04/09/04	4,250,000	4,250,000
Freddie Mac
1.11% due 10/07/05	4,250,000	4,250,000

Total Agency Obligations
(Identified cost $40,463,443)		40,463,443

Total Investments
(Identified cost $235,500,163)		$235,500,163

Other Assets Less Liabilities — 0.08%		193,703

Net Assets — 100%		$235,693,866

(v)  Variable interest rate security. The interest shown is the current interest rate, which will adjust on predetermined dates. The date shown is the earlier of actual maturity, the next reset date or the next date that the Portfolio can opt to have the security matured or extended.

(144A)  The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

1

MONY SERIES FUND, INC.

Money Market Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value	$235,500,163

Cash	45,159

Receivable for fund shares sold	187,167

Investment income receivable	457,158

Receivable from investment adviser to cover estimated loss contingency on security (Note 5)	1,424,210

Other assets	24,534

Total assets	237,638,391

Liabilities:

Payable for fund shares redeemed	348,683

Investment advisory fees payable	100,854

Administration fees payable	8,149

Estimated loss contingency on security (Note 5)	1,424,210

Accrued expenses and other liabilities	62,629

Total liabilities	1,944,525

Net assets	$235,693,866

Analysis of net assets:

Paid-in capital	$235,693,866

Undistributed (accumulated) net investment income (loss)	—

Undistributed (accumulated) net realized gain (loss)	—

Unrealized appreciation (depreciation)	—

Net assets	$235,693,866

Fund shares outstanding	235,693,866

Net asset value per share	$1.00

Investments at cost	$235,500,163

See notes to financial statements.

2

MONY SERIES FUND, INC.

Money Market Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Interest	$4,008,255

Total investment income	4,008,255

Expenses:

Investment advisory fees	1,143,969

Administration fees	112,549

Audit and legal fees	60,983

Custodian and fund accounting fees	54,892

Directors’ fees	35,028

Reports to shareholders	32,948

Transfer agent fees	9,167

Other expenses	32,718

Total expenses	1,482,254

Expense reimbursement	(52,292)

Total expenses, net of reimbursement	1,429,962

Net investment income (loss)	2,578,293

Realized and unrealized gain (loss) — net:

Net realized gain (loss) on investments	(1,424,210)

Net increase from payments by affiliate	1,424,210

Net realized and unrealized gain (loss)	—

Net increase (decrease) in net assets resulting from operations	$2,578,293

See notes to financial statements.

3

MONY SERIES FUND, INC.

Money Market Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002

From operations:

Net investment income (loss)	$2,578,293	$4,725,584

Net realized gain (loss)	(1,424,210)	—

Net increase from payments by affiliate	1,424,210	—

Increase (decrease) in net assets resulting from operations	2,578,293	4,725,584

Distributions to shareholders from:

Net investment income	(2,578,293)	(4,725,584)

Total distributions to shareholders	(2,578,293)	(4,725,584)

From capital share transactions:

Shares sold	297,703,936	248,377,425

Reinvestment of distributions	2,578,293	4,725,584

Shares redeemed	(381,366,680)	(251,261,343)

Total increase (decrease) in net assets resulting from capital share transactions	(81,084,451)	1,841,666

Total increase (decrease) in net assets	(81,084,451)	1,841,666

Net assets:

Beginning of period	316,778,317	314,936,651

End of period	$235,693,866	$316,778,317

Capital share activity:

Shares issued	297,703,936	248,377,425

Shares issued in reinvestment of distributions	2,578,293	4,725,584

Shares redeemed	(381,366,680)	(251,261,343)

Net increase (decrease)	(81,084,451)	1,841,666

Undistributed (accumulated) net investment income (loss)	$—	$—

See notes to financial statements.

4

MONY SERIES FUND, INC.

Money Market Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Years Ended December 31,
	2003		2002	2001	2000	1999

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income (loss)	0.01		0.01	0.04	0.06	0.05

Net realized and unrealized gain (loss) on investments	(0.01)		—	—	—	—

Total from investment operations	0.00		0.01	0.04	0.06	0.05

Dividends from net investment income	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total distributions	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Reimbursement by affiliate	0.01		—	—	—	—

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	0.89	%(a)	1.50%	3.80%	6.11%	4.98%

Net assets, end of period (in thousands)	$235,694		$316,778	$314,937	$268,299	$336,532

Ratio of expenses to average net assets	0.50%		0.50%	0.50%	0.47%	0.44%

Ratio of expenses (excluding expense reimbursement) to average net assets	0.52%		0.53%	0.51%	0.47%	0.44%

Ratio of net investment income (loss) to average net assets	0.90%		1.49%	3.65%	5.93%	4.84%

(a)	In 2003, 1.01% of the Portfolio’s total return consisted of a voluntary reimbursement by the adviser for a realized investment loss.

See notes to financial statements.

5

MONEY MARKET PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2003

1.  Organization and Business

The Money Market Portfolio (the “Portfolio”) is a series of MONY Series Fund, Inc. (the “Fund”), a Maryland corporation organized on December 14, 1984, and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company composed of seven separate investment portfolios. The Fund (and in some cases only certain portfolios of the Fund) is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the net assets of that portfolio and will have no interest in the net assets of any other portfolio.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Valuation of Investments — All securities held by the Portfolio are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses, if any, from security transactions are determined on the basis of identified cost for both financial and tax purposes. Interest income is recognized on the accrual basis. Premiums and discounts are amortized daily for both financial and tax purposes.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets.

Dividends and Distributions — Dividends from net investment income (including any realized gains and losses on portfolio securities) of the Portfolio are declared and reinvested each business day in additional full and fractional shares of the Portfolio. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

6

MONEY MARKET PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

3.  Investment Advisory Fees and Transactions with Affiliates

Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America (“Investment Adviser” or “MONY America”), a wholly-owned subsidiary of The MONY Life Insurance Company (“MONY”), the Investment Adviser provides investment advice and related services for the Portfolio, administers the overall day-to-day affairs of the Portfolio, bears all expenses associated with the compensation of the directors and officers of the Portfolio who are affiliates of the Investment Adviser.

For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.40% of the first $400,000,000 of the average daily net assets of the Portfolio; 0.35% of the next $400,000,000 of the average daily net assets of the Portfolio; and 0.30% of the average daily net assets of the Portfolio in excess of $800,000,000.

Effective June 1, 2003 MONY America entered into a subadvisory agreement with MONY Capital Management, Inc. (the “Subadviser”), a wholly-owned subsidiary of The MONY Group Inc., for the Portfolio. The advisory fee is paid to MONY America, which pays a portion of the fee to the Subadviser. For the period from June 1, 2003 to December 31, 2003, MONY America incurred subadvisory fees payable to the Subadviser related to the Portfolio of $156,013.

Enterprise Capital Management, Inc. (“ECM”), a wholly-owned subsidiary of MONY, provides administrative services to the Portfolio. For its services ECM receives an administrative fee payable monthly and computed at the annual rate of 0.04% of the first $250,000,000 of the average daily net assets of the Portfolio; 0.035% of the next $250,000,000 of the average daily net assets of the Portfolio; and 0.03% of the average daily net assets of the Portfolio in excess of $500,000,000 of the average daily net assets of the Portfolio.

MONY America has contractually agreed to limit the Portfolio’s expenses through April 30, 2004 to an annual expense ratio of 0.50%.

MONY America has also provided the Portfolio with an obligation to cover any loss realized on a potential loss contingency related to a prior holding of the Portfolio. See note 5.

4.  Capital Stock

The Fund has two billion authorized shares of capital stock with a par value of $0.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios of which 750 million shares are assigned to the Portfolio. The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

5.  Estimated Loss Contingency on Security

During 2003, the Enron Corp. bankruptcy court sought to recoup proceeds from the Portfolio’s $1,898,947 early disposition of Enron Corp. commercial paper in 2001. In 2003, based upon current available information, the Portfolio recorded an estimated loss contingency of $1,424,210, which has been reflected in the Statement of Operations as a realized loss. The Investment Adviser has agreed to reimburse the Portfolio to cover the estimated loss and subsequent to year end made a cash payment to the Portfolio. The net result had no effect to the Portfolio’s net assets or Net Asset Value. This matter may not be resolved for a period of time over one year. As of December 31, 2003, no cash disbursements have been required to be paid to the bankruptcy court.

6.  Subsequent Event

On February 4, 2004, the Board of Directors approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of MONY America) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

7

Report of Independent Auditors

To the Board of Directors of

MONY Series Fund, Inc. and Shareholders of

Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (one of the portfolios constituting MONY Series Fund, Inc., hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2004

8

DIRECTORS AND OFFICERS

NAME, ADDRESS AND (YEAR OF BIRTH)	POSITIONS HELD (YEAR ELECTED)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Joel Davis Westport, CT (1934)	Director (1984); Audit Committee Member (2002)	President, Architectural Designs, Inc.; Partner, Davis/Herschbein & Associates, LLC	7	—

Michael J. Drabb Convent Station, NJ (1933)	Director (1984); Audit Committee Member (2002)	Retired Executive Vice President, O’Brien Asset Management	7	Mainstay VP Series Fund; NYL Settlement Corp.

Alan J. Hartnick New York, NY (1930)	Director (1994); Audit Committee Member (2002)	Partner, Abelman, Frayne & Schwab, Attorneys-At-Law	7	—

Floyd L. Smith Naples, FL (1931)	Director (1984); Audit Committee Chairman (2002)	Retired Vice Chairman and Chief Investment Officer, MONY	7	Empire Fidelity Investments Life Insurance Company

INTERESTED PARTIES:

Kenneth M. Levine New York, NY (1946)	Chairman (1991); President (1992); Director (1991)	Executive Vice President and Chief Investment Officer, The MONY Group, Inc. and MONY: Executive Vice President, MONY America	7	The MONY Group Inc. and various affiliates

Phillip G. Goff Atlanta, GA (1963)	Controller (2000)	Senior Vice President and CFO, EFD; Vice President and CFO, ECM, EAT, and EGF; Controller, MSF	—	—

John C. Norton New York, NY (1946)	Vice President— Compliance (2002)	Chief Compliance Officer-MONY Securities Corporation; 1996-2001 Assistant Vice President-Compliance, MONY; Vice President-Compliance, MSF	—	—

David Weigel New York, NY (1946)	Treasurer (1991)	Vice President and Treasurer of MONY and various affiliates	—	—

Catherine R. McClellen Atlanta, GA (1955)	Secretary (2003)	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, MSF, EGF and EAT	—	—

Footnotes:

EAT-Enterprise Accumulation Trust	EGF plc-Enterprise Global Funds plc

ECM-Enterprise Capital Management, Inc.	MONY-The MONY Life Insurance Company

EFD-Enterprise Fund Distributors, Inc.	MONY America-MONY Life Insurance Company of America

EGF-The Enterprise Group of Funds, Inc.	MSF-MONY Series Fund, Inc.

The MONY Series Fund, Inc. Statement of Additional Information (SAI) includes additional information about Fund directors and is available by calling 1-800-487-6669.

9

Investment Adviser

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

Principal Underwriter and Distributor

MONY Securities Corporation

1740 Broadway

New York, New York 10019

Custodian and Transfer Agent

State Street Bank and Trust Company

P.O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

10

MONY SERIES FUND, INC.

Diversified Portfolio

Boston Advisors, Inc.

Boston, Massachusetts

Investment Management

MONY Life Insurance Company of America is the registered investment adviser for MONY Series Fund, Inc.

Boston Advisors, Inc. (“Boston Advisors”) is subadviser to the Diversified Portfolio. Boston Advisors is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $4.1 billion for institutional clients. Its normal investment minimum is $5 million.

Investment Objective

The objective of the Diversified Portfolio is maximum income and capital appreciation.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the year ended December 31, 2003, The Portfolio returned 29.87%. The Portfolio outperformed its benchmark, the S&P 500 Index, which returned 28.69%.

Average Annual Total Returns — Periods ending December 31, 2003
	One Year	Five Year	Ten Year

MONY Series Fund, Inc. Diversified Portfolio	29.87%	2.30%	9.73%

S&P 500 Index*	28.69%	-0.57%	11.06%

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

1

How would you describe the investment environment during the period?

The investment environment during the year was dynamic. Investors, scarred by negative market returns during the previous three years, were fairly pessimistic in 2003. This was especially true during the first quarter, as stock prices declined because of worries over hostilities with Iraq and concerns about the economy. During the second quarter, however, stocks began recovering as war fears receded and evidence mounted that business conditions and profits were improving. However, investor doubts as to the sustainability of the expansion lingered well into the second half of the year, despite some of the best economic growth since the early 1980s. With this robust growth came stronger than expected corporate profits, which along with very low interest rates, enabled stocks to turn in one of their best performances in years. In sum, stock returns in 2003 proved far better than expected and were driven by strong profit growth and low interest rates, both by-products, generally, of stimulative fiscal and monetary policy.

What strategies affected Portfolio performance during this period?

Boston Advisors disciplined approach to screening the growth stock universe was the most important factor affecting performance during 2003. This process led them to a number of companies in a variety of sectors that benefited from a strengthening economy and an increase in capital spending. In retrospect, this turned out to be a major investment theme last year.

What changes were made to the Portfolio over this period?

During the year, Boston Advisors reduced the Portfolio’s weighting in pharmaceutical and telephone stocks. Both are defensive sectors and lagged their more economically sensitive counterparts as the recovery gained momentum. Also in 2003, Boston Advisors increased the Portfolio’s exposure to the technology, consumer discretionary, and basic materials sectors. Against the backdrop of an improving economy, companies in these sectors are experiencing positive operating leverage as a result of having significantly reduced their breakeven levels through cost cutting and efficiency gains. Finally, Boston Advisors reduced the Portfolio’s exposure to financials, specifically consumer finance, finding them less attractive versus other more growth-oriented sectors of the economy.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

2

MONY SERIES FUND, INC.

Diversified Portfolio

Portfolio of Investments

December 31, 2003

Domestic Common Stocks — 96.26%	Number of Shares	Value

Automotive — 1.88%
AutoNation Inc. (a)	350	$6,429
Group 1 Automotive Inc. (a)	325	11,762
Johnson Controls Inc.	100	11,612

		29,803

Banking — 3.62%
Bank One Corporation	400	18,236
J. P. Morgan Chase & Company	500	18,365
U.S. Bancorp	700	20,846

		57,447

Biotechnology — 0.80%
Covance Inc. (a)	175	4,690
Pharmaceutical Product Development Inc. (a)	300	8,091

		12,781

Building & Construction — 5.65%
D.R. Horton Inc.	675	29,200
Florida Rock Industries Inc.	200	10,970
Jacobs Engineering Group Inc. (a)	200	9,602
Lennar Corporation (Class A)	150	14,400
Lennar Corporation (Class B)	25	2,285
NVR Inc. (a)	50	23,300

		89,757

Business Services — 0.88%
Corporate Executive Board Company	300	14,001

Computer Hardware — 3.70%
Cisco Systems Inc. (a)	1,025	24,897
EMC Corporation (a)	450	5,814
Hutchinson Technology Inc. (a)	475	14,601
Storage Technology Corporation (a)	525	13,519

		58,831

Computer Services — 4.92%
Dell Inc. (a)	700	23,772
Keane Inc. (a)	1,300	19,032
Network Appliance Inc. (a)	850	17,450
Unisys Corporation (a)	1,200	17,820

		78,074

Computer Software — 2.00%
Electronic Arts Inc. (a)	200	9,556
Mercury Interactive Corporation (a)	300	14,592
Oracle Corporation (a)	575	7,590

		31,738

Construction — 1.70%
Centex Corporation	150	16,148
KB Home	150	10,878

		27,026

Consumer Durables — 0.08%
Harley-Davidson Inc.	25	1,188

Consumer Non-Durables — 0.85%
Avon Products Inc.	200	13,498

Consumer Products — 1.38%
Procter & Gamble Company	150	14,982
The Dial Corporation	125	3,559
Yankee Candle Company Inc. (a)	125	3,416

		21,957

Containers/Packaging — 0.94%
Ball Corporation	250	14,893

Crude & Petroleum — 1.22%
Burlington Resources Inc.	350	19,383

	Number of Shares	Value

Drugs & Medical Products — 2.08%
Becton, Dickinson & Company	400	$16,456
Resmed Inc. (a)	400	16,616

		33,072

Education — 1.07%
Apollo Group Inc. (Class A) (a)	250	17,000

Electrical Equipment — 1.21%
Donaldson Company Inc.	325	19,227

Energy — 1.32%
Energen Corporation	150	6,155
Kinder Morgan Inc.	250	14,775

		20,930

Finance — 4.10%
D&B Corporation (a)	250	12,677
Doral Financial Corporation	225	7,263
Fiserv Inc. (a)	475	18,767
Goldman Sachs Group Inc.	175	17,278
Moody’s Corporation	150	9,083

		65,068

Food, Beverages & Tobacco — 3.79%
Applebee’s International Inc.	500	19,635
Constellation Brands Inc. (Class A) (a)	275	9,056
Dean Foods Company (a)	250	8,217
Fortune Brands Inc.	225	16,085
Sysco Corporation	150	5,585
Whole Foods Market Inc. (a)	25	1,678

		60,256

Gaming — 1.24%
International Game Technology	550	19,635

Health Care — 1.43%
Health Net Inc. (a)	500	16,350
McKesson Corporation	200	6,432

		22,782

Insurance — 1.05%
Progressive Corporation	200	16,718

Manufacturing — 1.86%
Harman International Industries Inc.	400	29,592

Medical Instruments — 5.20%
Beckman Coulter Inc.	100	5,083
Biomet Inc.	300	10,923
C.R. Bard Inc.	150	12,187
St. Jude Medical Inc. (a)	300	18,405
Steris Corporation (a)	400	9,040
Stryker Corporation	175	14,877
Varian Medical Systems Inc. (a)	175	12,093

		82,608

Medical Services — 0.91%
Renal Care Group Inc. (a)	350	14,420

Misc. Financial Services — 1.90%
Ambac Financial Group Inc.	125	8,674
Countrywide Financial Corporation	207	15,675
Merrill Lynch & Company Inc.	100	5,865

		30,214

Oil Services — 4.52%
Apache Corporation	155	12,570
BJ Services Company (a)	250	8,975
Patina Oil & Gas Corporation	525	25,720
Pogo Producing Company	175	8,453
Smith International Inc. (a)	150	6,228
XTO Energy Inc.	350	9,905

		71,851

3

MONY SERIES FUND, INC.

Diversified Portfolio

Portfolio of Investments — (Continued)

December 31, 2003

	Number of Shares	Value

Paper & Forest Products — 1.35%
Georgia-Pacific Group	700	$21,469

Pharmaceuticals — 3.32%
Barr Pharmaceuticals Inc. (a)	175	13,466
Express Scripts Inc. (Class A) (a)	75	4,982
Johnson & Johnson	150	7,749
Mylan Laboratories Inc.	325	8,210
Watson Pharmaceuticals Inc. (a)	400	18,400

		52,807

Property-Casualty Insurance — 0.99%
W. R. Berkley Corporation	450	15,728

Retail — 12.71%
Autozone Inc. (a)	75	6,391
Bed Bath & Beyond Inc. (a)	450	19,507
Chico’s FAS Inc.	575	21,246
CVS Corporation	50	1,806
Family Dollar Stores Inc.	150	5,382
Gap Inc.	900	20,889
Hasbro Inc.	825	17,556
Lowe’s Companies Inc.	325	18,002
Men’s Wearhouse Inc. (a)	600	15,006
Reebok International Ltd. (a)	325	12,779
Staples Inc. (a)	850	23,205
Toro Company	300	13,920
Wal-Mart Stores Inc.	75	3,979
Walgreen Company	75	2,728
West Marine Inc. (a)	700	19,467

		201,863

Security & Investigation Services — 0.33%
Kroll Inc. (a)	200	5,200

Semiconductors — 3.36%
Analog Devices Inc. (a)	75	3,424
Intel Corporation	350	11,270
Novellus Systems Inc. (a)	500	21,025
Texas Instruments Inc.	600	17,628

		53,347

Technology — 2.29%
Jabil Circuit Inc. (a)	225	6,368
Microchip Technology Inc.	900	30,024

		36,392

	Number of Shares	Value

Telecommunications — 1.83%
QUALCOMM Inc.	450	$24,268
Scientific-Atlanta Inc.	175	4,778

		29,046

Transportation — 2.64%
C. H. Robinson Worldwide Inc.	400	15,164
Expeditors International Washington Inc.	300	11,298
J.B. Hunt Transport Services Inc. (a)	575	15,531

		41,993

Utilities — 0.61%
Airgas Inc.	425	9,129
Edison International	25	548

		9,677

Waste Management — 3.06%
Republic Services Inc.	200	5,126
Stericycle Inc. (a)	400	18,680
Tetra Tech Inc. (a)	1,000	24,860

		48,666

Wireless Communications — 2.47%
Motorola Inc.	600	8,442
Nextel Communications Inc. (Class A) (a)	1,100	30,866

		39,308

Total Domestic Common Stocks
(Identified cost $1,340,298)		1,529,246

Total Investments
(Identified cost $1,340,298 )		$1,529,246

Other Assets Less Liabilities — 3.74%		59,410

Net Assets — 100%		$1,588,656

(a)  Non-income producing security.

See notes to financial statements.

4

MONY SERIES FUND, INC.

Diversified Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value	$1,529,246

Cash	49,309

Investment income receivable	768

Due from investment advisor	14,592

Other assets	105

Total assets	1,594,020

Liabilities:

Payable for fund shares redeemed	1,085

Administration fees payable	2,083

Accrued expenses and other liabilities	2,196

Total liabilities	5,364

Net Assets	$1,588,656

Analysis of Net Assets:

Paid-in capital	$1,493,219

Undistributed (accumulated) net investment income (loss)	3,645

Undistributed (accumulated) net realized gain (loss)	(97,156)

Unrealized appreciation (depreciation)	188,948

Net Assets	$1,588,656

Fund shares outstanding	153,262

Net asset value per share	$10.37

Investments at cost	$1,340,298

See notes to financial statements.

5

MONY SERIES FUND, INC.

Diversified Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $3)	$20,289

Total investment income	20,289

Expenses:

Administration fees	12,706

Custodian and fund accounting fees	11,122

Investment advisory fees	7,237

Audit and legal fees	449

Reports to shareholders	313

Directors’ fees	152

Transfer agent fees	47

Other expenses	977

Total expenses	33,003

Expense reimbursement	(15,265)

Expenses reduced by expense offset arrangements	(1,094)

Total expenses, net of reimbursement and expense offset arrangements	16,644

Net investment income (loss)	3,645

Realized and unrealized gain (loss) — net:

Net realized gain (loss) on investments	(22,072)

Net change in unrealized gain (loss) on investments	396,627

Net realized and unrealized gain (loss)	374,555

Net increase (decrease) in net assets resulting from operations	$378,200

See notes to financial statements.

6

MONY SERIES FUND, INC.

Diversified Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002

From operations:

Net investment income (loss)	$3,645	$15,444

Net realized gain (loss)	(22,072)	(65,514)

Net change in unrealized gain (loss)	396,627	(235,505)

Increase (decrease) in net assets resulting from operations	378,200	(285,575)

Distributions to shareholders from:

Net investment income	(15,441)	(33,969)

Net realized gain on investments	—	(202,918)

Total distributions to shareholders	(15,441)	(236,887)

From capital share transactions:

Shares sold	48,085	71,000

Reinvestment of distributions	15,441	236,887

Shares redeemed	(252,773)	(196,009)

Total increase (decrease) in net assets resulting from capital share transactions	(189,247)	111,878

Total increase (decrease) in net assets	173,512	(410,584)

Net assets:

Beginning of period	1,415,144	1,825,728

End of period	$1,588,656	$1,415,144

Capital share activity:

Shares issued	5,561	7,281

Shares issued in reinvestment of distributions	1,651	24,346

Shares redeemed	(29,233)	(20,984)

Net increase (decrease)	(22,021)	10,643

Undistributed (accumulated) net investment income (loss)	$3,645	$15,441

See notes to financial statements.

7

MONY SERIES FUND, INC.

Diversified Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Years Ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$8.07	$11.09	$17.92	$22.93	$19.91

Income from investment operations:

Net investment income (loss) (a)	0.02	0.09	0.20	0.14	0.08

Net realized and unrealized gain (loss) on investments	2.38	(1.66)	(2.66)	(1.33)	5.60

Total from investment operations	2.40	(1.57)	(2.46)	(1.19)	5.68

Less dividends and distributions:

Dividends from net investment income	(0.10)	(0.21)	(0.20)	(0.09)	(0.08)

Distributions from net capital gains	—	(1.24)	(4.17)	(3.73)	(2.58)

Total distributions	(0.10)	(1.45)	(4.37)	(3.82)	(2.66)

Net asset value, end of period	$10.37	$8.07	$11.09	$17.92	$22.93

Total return	29.87%	(16.37)%	(15.40)%	(6.55)%	30.53%

Net assets, end of period (in thousands)	$1,589	$1,415	$1,826	$2,871	$3,568

Ratio of expenses (excluding expense offset arrangements) to average net assets	1.23%	1.25%	1.15%	1.27%	1.50%

Ratio of expenses to average net assets	1.15%	0.97%	1.15%	1.25%	1.46%

Ratio of expenses (excluding expense reimbursement and expense offset arrangements)	2.28%	1.25%	1.26%	1.27%	1.50%

Ratio of net investment income (loss) to average net assets	0.25%	0.97%	1.61%	0.68%	0.40%

Portfolio turnover rate	97%	66%	47%	27%	27%

(a)	Based on average shares outstanding.

See notes to financial statements.

8

DIVERSIFIED PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2003

1.  Organization and Business

The Diversified Portfolio (the “Portfolio”) is a series of MONY Series Fund, Inc. (the “Fund”), a Maryland corporation organized on December 14, 1984, and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company composed of seven separate investment portfolios. The Fund (and in some cases only certain portfolios of the Fund) is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the net assets of that portfolio and will have no interest in the net assets of any other portfolio.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Valuation of Investments — Stocks traded on national securities exchanges are valued at their last official closing price (typically the last sales price) as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Dividend income is recognized on the ex-dividend date.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets. The Portfolio may earn credits at the custodian on uninvested cash balances. These credits, if any, may be used by the Portfolio to offset custodian fees.

Dividends and Distributions — Dividends from net investment income and net realized capital gains will normally be declared and reinvested annually in additional full and fractional shares. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

9

DIVERSIFIED PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

3.  Investment Advisory Fees and Transactions with Affiliates

Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America (“Investment Adviser” or “MONY America”), a wholly-owned subsidiary of The MONY Life Insurance Company (“MONY”), the Investment Adviser provides investment advice and related services for the Portfolio, administers the overall day-to-day affairs of the Portfolio, bears all expenses associated with the compensation of the directors and officers of the Portfolio who are affiliates of the Investment Adviser.

For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of the Portfolio; 0.35% of the next $400,000,000 of the average daily net assets of the Portfolio; and 0.30% of the average daily net assets of the Portfolio in excess of $800,000,000.

Effective June 1, 2003 MONY America entered into a subadvisory agreement with Boston Advisors, Inc. (the “Subadviser”), a wholly-owned subsidiary of The MONY Group Inc., for the Portfolio. The advisory fee is paid to MONY America, which pays a portion of the fee to the Subadviser. For the period from June 1, 2003 to December 31, 2003, MONY America incurred subadvisory fees payable to the Subadviser of $1,314.

Enterprise Capital Management, Inc. (“ECM”), a wholly-owned subsidiary of MONY, provides administrative services to the Portfolio. For its services ECM receives an administrative fee, payable monthly and computed at the annual rate of 0.03% of the average daily net assets of the Portfolio for the period from January 1, 2003 through June 30, 2003 and thereafter at annual rates of 0.07% of the first $250,000,000 of the average daily net assets of the Portfolio; 0.05% of the next $250,000,000 of the average daily net assets of the Portfolio; and 0.03% of the average daily net assets of the Portfolio in excess of $500,000,000 of the average daily net assets of the Portfolio, subject to an annual minimum fee of $25,000.

MONY America has contractually agreed to limit the Portfolio’s expenses through April 30, 2004 to an annual expense ratio of 1.15%.

4.  Capital Stock

The Fund has two billion authorized shares of capital stock with a par value of $0.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios of which 150 million shares are assigned to the Portfolio. The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

5.  Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	Purchases	Sales

Common Stock	$1,341,597	$1,446,168

6.  Federal Tax Information

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. At times, these differences are due to differing treatments for capital loss carryforwards utilized and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

10

DIVERSIFIED PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2003

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions

2003	$15,441	—	$15,441

2002	33,969	$202,918	236,887

The tax character of distributable earnings/accumulated losses as of December 31, 2003, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Expiration

$3,645	—	$184,177	$92,385	2010-11

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$1,345,069	$197,640	$13,463	$184,177

7.  Subsequent Event

On February 4, 2004, the Board of Directors approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of MONY America) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

11

Report of Independent Auditors

To the Board of Directors of

MONY Series Fund, Inc. and Shareholders of

Diversified Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Portfolio (one of the portfolios constituting MONY Series Fund, Inc., hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

12

DIRECTORS AND OFFICERS

NAME, ADDRESS AND (YEAR OF BIRTH)	POSITIONS HELD (YEAR ELECTED)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Joel Davis Westport, CT (1934)	Director (1984); Audit Committee Member (2002)	President, Architectural Designs, Inc.; Partner, Davis/Herschbein & Associates, LLC	7	—

Michael J. Drabb Convent Station, NJ (1933)	Director (1984); Audit Committee Member (2002)	Retired Executive Vice President, O’Brien Asset Management	7	Mainstay VP Series Fund; NYL Settlement Corp.

Alan J. Hartnick New York, NY (1930)	Director (1994); Audit Committee Member (2002)	Partner, Abelman, Frayne & Schwab, Attorneys-At-Law	7	—

Floyd L. Smith Naples, FL (1931)	Director (1984); Audit Committee Chairman (2002)	Retired Vice Chairman and Chief Investment Officer, MONY	7	Empire Fidelity Investments Life Insurance Company

INTERESTED PARTIES:

Kenneth M. Levine New York, NY (1946)	Chairman (1991); President (1992); Director (1991)	Executive Vice President and Chief Investment Officer, The MONY Group, Inc. and MONY; Executive Vice President, MONY America	7	The MONY Group Inc. and various affiliates

Phillip G. Goff Atlanta, GA (1963)	Controller (2000)	Senior Vice President and CFO, EFD; Vice President and CFO, ECM, EAT, and EGF; Controller, MSF	—	—

John C. Norton New York, NY (1946)	Vice President— Compliance (2002)	Chief Compliance Officer-MONY Securities Corporation; 1996-2001 Assistant Vice President-Compliance, MONY; Vice President-Compliance, MSF	—	—

David Weigel New York, NY (1946)	Treasurer (1991)	Vice President and Treasurer of MONY and various affiliates	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary (2003)	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, MSF, EGF and EAT	—	—

Footnotes:

EAT-Enterprise Accumulation Trust	EGF plc-Enterprise Global Funds plc

ECM-Enterprise Capital Management, Inc.	MONY-The MONY Life Insurance Company

EFD-Enterprise Fund Distributors, Inc.	MONY America-MONY Life Insurance Company of America

EGF-The Enterprise Group of Funds, Inc.	MSF-MONY Series Fund, Inc.

The MONY Series Fund, Inc. Statement of Additional Information (SAI) includes additional information about Fund directors and is available by calling 1-800-487-6669.

13

Investment Adviser

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

Principal Underwriter and Distributor

MONY Securities Corporation

1740 Broadway

New York, New York 10019

Custodian and Transfer Agent

State Street Bank and Trust Company

P.O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

14

Table of Contents

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board has determined that Mr. Michael J. Drabb, a member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the registrant for 2003 and 2002 by the principal accountant were $61,800 and $68,500, respectively.

(b) Audit-Related Fees. The aggregate audit related fees billed to the registrant for 2003 and 2002 by the principal accountant were $11,650 and $0, respectively. These services were primarily for work related to reviewing various SEC filings and agreed upon procedures relating to the semi-annual report.

(c) Tax Fees. The aggregate tax fees billed to the registrant for 2003 and 2002 by the principal accountant were $66,453 and $33,900, respectively. These services related primarily to finalizing year-end tax calculations, reviewing tax compliance and preparation of any city, state and federal tax returns.

(d) All Other Fees. There were no fees, other than those noted under the “Audit Fees”, “Audit Related Fees” and “Tax Fees” disclosures, billed to the registrant for the last two fiscal years by the principal accountant.

(e) (1) Pre-Approval Policy. The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). Any proposed services not subject to general pre-approval (e.g., unanticipated but permissible services)will require specific pre-approval by the Committee. The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e) (2) 100% of the services for the last fiscal year that were described in paragraphs (b) thru (d) of this item were approved by the audit committee.

(f) Not applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for 2003 and 2002 to the registrant’s investment adviser and other qualifying affiliated entities were $848,403 and $2,964,529, respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and other qualifying affiliated entities that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5-6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	[Reserved]

Item 9.	Controls and Procedures.

(a) The registrant’s president and controller have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s president and controller are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.	Exhibits.

(a	)	(1)	Code of Ethics attached hereto.

(a	)	(2)	Separate certifications by the registrant’s president and controller, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b	)		A certification by the registrant’s president and controller, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MONY SERIES FUND, INC.

By:	/s/ Kenneth M. Levine
Name: Kenneth M. Levine
Title: President

Date: February 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth M. Levine
Name: Kenneth M. Levine
Title: President

Date: February 24, 2004

By:	/s/ Phillip G. Goff
Name: Phillip G. Goff
Title: Controller

Date: February 24, 2004